EXECUTION VERSION

SECURITY TRUST AGREEMENT

Dated as of April 5, 2007

among

GENESIS ACQUISITION LIMITED

and

THE ADDITIONAL GRANTORS REFERRED TO HEREIN
as the Grantors,

and

CITIBANK, N.A.,
as Administrative Agent,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Security Trustee and Account Bank

i

SCHEDULES
Schedule I	Pledged Stock, Pledged Beneficial Interest, Pledged Membership Interest and Pledged Debt
Schedule II	Non-Trustee Account Information
Schedule III	Trade Names
Schedule IV	Jurisdiction of Organization, Chief Place of Business and Chief Executive or Registered Office
Schedule V	Trust Agreements

EXHIBITS
Exhibit A-1	Form of Collateral Supplement
Exhibit A-2	Form of Grantor Supplement
Exhibit B	Form of Notice and Acknowledgment
Exhibit C	Form of Deed of Charge over the Irish VAT Refund Account
Exhibit D-1	Form of Aircraft Mortgage
Exhibit D-2	Form of Aircraft Mortgage and Lease Assignment
Exhibit D-3	Form of FAA Lease Security Assignment
Exhibit E	Form of Consent and Agreement

ii

SECURITY TRUST AGREEMENT

This SECURITY TRUST AGREEMENT (this “Agreement”), dated as of April 5, 2007, is made among GENESIS ACQUISITION LIMITED, an exempt company organized and existing under the laws of Bermuda (the “Borrower”), the Aircraft Owning Entities, the Owner Trusts, the Applicable Intermediaries and other direct or indirect Subsidiaries of the Borrower listed on the signature pages of, or who otherwise become grantors under, this Agreement (each, a “Borrower Subsidiary”), the Owner Trustees listed on the signature pages of, or who otherwise become grantors under, this Agreement (such Owner Trustees, together with the Borrower Subsidiaries and the Borrower, each a “Grantor” and collectively the “Grantors”), CITIBANK, N.A. (“CNA”), as administrative agent (the “Administrative Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“DBTCA”), as security trustee (in such capacity, the “Security Trustee”) and account bank (in such capacity, the “Account Bank”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Administrative Agent and the Security Trustee, inter alia, have entered into that certain Credit Agreement (the “Credit Agreement”), made and entered into as of the date hereof among the Borrower, Genesis Lease Limited, as manager (the “Manager”), the financial institutions set forth on Schedule IV thereto, as lenders (the “Lenders”), the Administrative Agent, the Security Trustee and the Account Bank.

(2) Pursuant to the Credit Agreement, the Borrower may from time to time borrow one or more Advances from the Lenders.

(3) The Borrower is the owner, directly or indirectly, of all of the beneficial interests in certain Borrower Subsidiaries, all of the membership interests in certain Borrower Subsidiaries and all of the outstanding shares of capital stock or other Equity Interest of the other Borrower Subsidiaries, all as described in Schedule I, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, and in any Collateral Supplement or Grantor Supplement.

(4) The Borrower Subsidiaries are, or may from time to time be, parties to lease and sub-lease contracts and servicing agreements with respect to the Financed Aircraft.

(5) The Borrower and the Borrower Subsidiaries may from time to time grant additional security for the benefit of the Secured Parties.

(6) It is a condition precedent to the borrowing of any Advance by the Borrower that each Grantor grant the security interests required by this Agreement.

(7) Each Grantor will derive substantial direct and indirect benefit and value from the Borrower’s borrowing of the Advances and from entering into the Transaction Documents.

(8) DBTCA is willing to act as the Security Trustee and Account Bank under the Credit Agreement and under this Agreement.

(9) CNA is willing to act as the Administrative Agent under the Credit Agreement and under this Agreement.

(10) The Borrower, its Subsidiaries and the Servicer have entered into that certain Servicing Agreement.

(11) It is a condition precedent to the Servicer acting as Servicer under the Servicing Agreement that each Grantor grant the security interests granted by this Agreement.

(12) Each Grantor will derive substantial direct and indirect benefit from the Servicer’s acting as Servicer under the Servicing Agreement.

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Security Trustee for its benefit and the benefit of the Secured Parties as follows:

ARTICLE I
DEFINITIONS

Section 1.01 Definitions. (a)  Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:

“Account Bank” has the meaning specified in the recital of parties to this Agreement.

“Accounts Receivable” means, with respect to each Grantor, all of such Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Additional Grantor” has the meaning specified in Section 8.01(b).

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Aircraft Mortgage” means a Mortgage and Security Agreement substantially in the form attached as Exhibit D-1.

“Aircraft Mortgage and Lease Assignment” means a Mortgage and Security Agreement substantially in the form attached as Exhibit D-2.

“Aircraft Purchase Collateral” has the meaning specified in Section 2.01(i).

“Annual Opinion Jurisdiction” means each of (i) New York, (ii) Ireland, (iii) Bermuda, and (iv) with respect only to the perfection of security interests that may be perfected by filing a financing statement in such jurisdiction, the District of Columbia.

“Applicable Aviation Authority” means any Government Entity that has responsibility for the supervision of civil aviation and/or the registration and operations of civil aircraft.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of governmental or regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or, with respect to a lessee under a Lease, to the Financed Aircraft operated by it.

“Assigned Agreement Collateral” has the meaning specified in Section 2.01(f).

“Assigned Agreements” has the meaning specified in Section 2.01(f).

“Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Leases, the Secured Service Provider Documents included in the Servicing Collateral, the Asset Purchase Agreements, and the Hedge Agreements.

“Assigned Leases” has the meaning specified in Section 2.01(g).

“Bank Account” means any of the Collection Account, the Supplemental Rent Account, the Security Deposit Account, and all other bank and similar accounts established with DBTCA relating to Collections with respect to the Aircraft and the Leases (whether now existing or hereafter established).

“Bank Account Collateral” has the meaning specified in Section 2.01(d).

“Beneficial Interest Collateral” has the meaning specified in Section 2.01(b).

“Blockage Notice” means a written notice from the Security Trustee to the Account Bank informing the Account Bank that an Event of Default has occurred and is continuing and that from the date of delivery of such notice until otherwise instructed by the Security Trustee, the Account Bank is to follow the written directions and instructions of the Security Trustee with respect to any Bank Account or Deposit Account maintained by any Grantor with the Account Bank.

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower Group Member” means the Borrower or a Borrower Subsidiary.

“Borrower Subsidiary” has the meaning specified in the recital of parties to this Agreement.

“Cape Town Lease” means any Lease that has been entered into, extended, assigned or novated after March 1, 2006 (A) with a Cape Town Lessee or (B) where the related Aircraft is registered in a Contracting State.

“Cape Town Lessee” means a Lessee under a Lease that is “situated in” a Contracting State pursuant to the Cape Town Convention.

“Certificated Security” means a certificated security as defined in Section 8-102(a)(4) of the UCC other than a Government Security.

“Closing Date” means April 5, 2007.

“CNA” has the meaning specified in the recital of parties to this Agreement.

“Collateral” has the meaning specified in Section 2.01.

“Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.

“Commercial Tort Claim” means any “commercial tort claim” as defined in Section 9-102(a)(13) of the UCC.

“Control” has the meaning specified in Section 2.20.

“Control Agreement” has the meaning specified in Section 2.07(b)(i).

“Credit Agreement” has the meaning set forth in the Preliminary Statements.

“DBTCA” has the meaning specified in the recital of parties to this Agreement.

“Deposit Account” means a deposit account as defined in Section 9-102(a)(29) of the UCC.

“Eligible Institution” means (a) DBTCA in its capacity as Security Trustee, so long as it (i) has either (A) a long-term unsecured debt rating of AA- (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of A-1 by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; (b) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of AA (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; and (c) any other bank or financial institution reasonably acceptable to the Administrative Agent.

“Excluded Payments” means, with respect to any Aircraft, its related Lease and the Related Security, (i) indemnity or similar payments (whether or not payable as supplemental rent) paid or payable by the Lessee under such Lease to the indemnitee or other payee entitled thereto pursuant to such Lease or any related agreements (unless such indemnitee or other payee is a Borrower Group Member or had previously been reimbursed pursuant to Section 7.1(e) of the Credit Agreement for any expense or loss related to such indemnity or similar payments), (ii) proceeds of public liability insurance in respect of such Aircraft payable as a result of insurance claims made, or losses suffered, by the indemnitee or payee entitled thereto (unless the recipient of such proceeds is a Borrower Group Member or had previously been reimbursed pursuant to Section 7.1(e) of the Credit Agreement for any expense or loss related to the payment of such proceeds), (iii) proceeds of hull insurance maintained with respect to such Aircraft by the relevant Aircraft Owning Entity or any Affiliate of such Aircraft Owning Entity (including a Service Provider) and not required under the then-current Lease or under this Agreement or any other Transaction Documents for such Aircraft (it being agreed that only liability related insurance proceeds under the Contingent Policy shall be Excluded Payments), (iv) any interest paid or payable on any amounts described in clauses (i) through (iii) of this definition, and (v) the proceeds from the enforcement by the relevant Aircraft Owning Entity or other indemnitee or payee of the payment of any amount described in clauses (i) through (iv) of this definition.

“Excluded Property” means, collectively, (i) any Excluded Payment, (ii) any permit or license held by any Grantor to the extent that any Applicable Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Applicable Law.

“FAA” means the Federal Aviation Administration of the United States of America.

“FAA Lease Security Assignment” means a Lease Security Assignment substantially in the form attached as Exhibit D-3.

“Federal Aviation Code” means Title 49 of the United States Code, which, among other things, recorded and replaced the U.S. Federal Aviation Act of 1958 and the regulation promulgated thereunder, or any subsequent legislation that amends, supplements or supersedes such provisions.

“Government Security” means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry on the records of the Federal Reserve Bank of New York (or any other Federal Reserve Bank Branch) and is subject to the Revised Book-Entry Rules.

“Grantor” has the meaning specified in the recital of parties to this Agreement.

“Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.

“Hedge Agreement Collateral” has the meaning specified in Section 2.01(j).

“Hedge Provider” means the counterparty to the Borrower under any Hedge Agreement.

“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.

“Intercompany Obligations” means the obligations of any Borrower Subsidiary to the Borrower.

“Investment Collateral” has the meaning specified in Section 2.01(e).

“Irish Account Charge” means an Irish law governed account charge in substantially the form attached as Exhibit C, to be executed and delivered by the Borrower as further described in Section 2.22.

“Irish Share Mortgage” means an Irish law governed mortgage over shares in form and substance reasonably satisfactory to the Security Trustee.

“Lease Assignment Documents” means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, a Borrower Group Member as the Lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease in favor of the Security Trustee under any Applicable Law, (c) any notice provided to the Lessee thereof of the assignment thereof pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such Lessee and (e) any undertaking of quiet enjoyment given by the Security Trustee in respect thereof, in each case as such may be amended, restated and/or otherwise modified from time to time.

“Lease Collateral” has the meaning specified in Section 2.01(g).

“Lenders” has the meaning set forth in the Preliminary Statements.

“Letter of Credit” means any “letter of credit” as defined in Section 5-102 of the UCC.

“Letter of Credit Right” means any “letter of credit right” as defined in Section 9-102(a)(51) of the UCC.

“Membership Interest Collateral” has the meaning specified in Section 2.01(c).

“Non-Trustee Account” means bank or similar account maintained with a Non-Trustee Bank.

“Non-Trustee Account Banks” has the meaning specified in Section 2.07.

“Non-Trustee Account Collateral” has the meaning specified in Section 2.01(q).

“Officer’s Certificate” means a certificate signed by, with respect to any Person, any authorized officer, director, trustee or equivalent representative of such Person.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Borrower, and who shall be reasonably acceptable to the Security Trustee and the Administrative Agent.

“Pledged Beneficial Interests” means the beneficial interests identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Debt” means the Intercompany Obligations and the indebtedness identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Membership Interests” means the membership interests identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Stock” means the capital stock identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Relevant Collateral” has the meaning specified in Section 2.09(a).

“Rental Payments” means all rental and lease payments and other amounts equivalent to a rental or lease payment payable by or on behalf of an Obligor (including, for the purposes hereof, an Applicable Intermediary) under a Lease, including any payments pursuant to a contractual option granted by the lessor or owner (including pursuant to a conditional sale agreement) as to the purchase of the applicable Aircraft.

“Required Cape Town Registrations” has the meaning set forth in Section 2.11(g).

“Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation or any successor thereto); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality of the United States.

“Secured Hedge Agreement” means a Hedge Agreement in respect of which the Hedge Provider has executed and delivered to the Security Trustee a Secured Party Supplement.

“Secured Hedge Provider” means the Hedge Provider of a Secured Hedge Agreement.

“Secured Obligations” means the Obligations under, and as defined in, the Credit Agreement, the Secured Service Provider Obligations, and the Secured Hedge Provider Obligations.

“Secured Party” means any of or, in the plural form, all of the Security Trustee, each Secured Service Provider, each Secured Hedge Provider, the Administrative Agent and each Lender.

“Secured Party Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A executed and delivered between the Security Trustee and a Service Provider or a Secured Hedge Provider.

“Secured Service Provider” means any of the Servicer and each other provider of services under a Secured Service Provider Document.

“Secured Service Provider Document” means (a) each Service Provider Agreement and (b) any other service agreement with respect to the Aircraft entered into by a Borrower Group Member in accordance with the Credit Agreement.

“Secured Service Provider Obligations” means, collectively, the obligations now or hereafter existing of any Borrower Group Member to a Service Provider under a Secured Service Provider Document.

“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Security Trustee as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of any Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-110(e) of the UCC) is the State of New York; provided, however, that such securities account is governed by documentation (if required by the Administrative Agent) reasonably satisfactory to the Administrative Agent.

“Securities Intermediary” means any “securities intermediary” of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC; provided, however, that such securities intermediary is reasonably satisfactory to the Administrative Agent.

“Security Collateral” has the meaning specified in Section 2.01(a).

“Service Provider” means the service providers with respect to any Secured Service Provider Document described in clause (a) or (b) of the definition thereof.

“Servicing Collateral” has the meaning specified in Section 2.01(h).

“Supporting Obligation” means any “supporting obligation” as defined in Section 9-102(a)(77) of the UCC.

“UCC” means, as of any date, the Uniform Commercial Code as in effect on such date in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

“Uncertificated Security” means an uncertificated security as defined in Section 8-102(a)(18) of the UCC other than a Government Security.

(b) Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Aircraft Object”, “Contracting State”, “Contract of Sale”, “International Interest”, “International Registry”, “power to dispose”, “Professional User”, “Prospective International Interest”, “situated in” and “Transacting User”.

(c) Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

Section 1.02 Construction and Usage. The conventions of construction and usage set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference in this Agreement.

Section 1.03 References to Agreements. References to this Agreement and each other agreement defined in this Agreement shall include all appendices, exhibits and schedules thereto. If (i) the prior written consent of the Security Trustee is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is obtained, or (ii) the prior written consent of the Security Trustee is not required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, in each case, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or otherwise modified.

ARTICLE II
SECURITY

Section 2.01 Grant of Security. To secure the Secured Obligations, each Grantor hereby agrees to assign and pledge and hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the other Secured Parties, and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties a security interest in, all of such Grantor’s right, title and interest in, to and under the following now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interests (provided, however, that no such assignment or pledge of, and no security interest in, any Secured Service Provider Document shall be for the benefit of a Secured Party party to such Secured Service Provider Document) (collectively, the “Collateral”):

(a) With respect to each Grantor, all of the following (the “Security Collateral”):

(i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

(ii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

(iii) all additional shares of the capital stock of any Borrower Group Member (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, including the capital stock of any Borrower Group Member that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iv) all additional indebtedness from time to time owed to such Grantor by any Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(b) with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):

(i) the Pledged Beneficial Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Beneficial Interests; and

(ii) all additional beneficial interests in any Borrower Group Member (whether now existing or hereafter created), from time to time acquired by such Grantor in any manner, including the beneficial interests in any Borrower Group Member that may be formed from time to time, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

(c) with respect to each Grantor, all of the following (the “Membership Interest Collateral”):

(i) the Pledged Membership Interests, all certificates, if any, from time to time representing any of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interest; and

(ii) all additional membership interests in any Borrower Subsidiary (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;

(d) with respect to each Grantor, all of the following (collectively, the “Bank Account Collateral”):

(i) each Bank Account that at any time or from time to time established;

(ii) all Deposit Accounts that at any time or from time to time established; and

(iii) all cash, investment property, Eligible Investments, other investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such Bank Account or Deposit Account;

(e) with respect to each Grantor, all other “investment property” as defined in Section 9-102(a)(49) of the UCC of such Grantor (the “Investment Collateral”) including:

(i) all Eligible Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Eligible Investments; and

(ii) any interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral;

(f) with respect to each Grantor, all of the following (the “Assigned Agreement Collateral”):

(i) all security assignments, cash deposit agreements and other security agreements executed in its favor with respect to the Aircraft or any of the Leases, in each case as such agreements may be amended, restated and/or otherwise modified from time to time (collectively, the “Assigned Agreements”); and

(ii) all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Document and all Supporting Obligations relating to any Assigned Agreement;

(g) with respect to each Grantor, all Leases to which such Grantor is or may from time to time be party and any leasing arrangements among Borrower Group Members (whether now existing or hereafter created) with respect to such Leases together with all Related Security with respect thereto (all such Leases and Related Security, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive Rental Payments and other moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to, or with respect to, such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute, at law or in equity (the “Lease Collateral”);

(h) with respect to each Grantor, each Secured Service Provider Document, including, without limitation, (i) all rights of such Grantor to receive any moneys due or payable under or pursuant to such Secured Service Provider Document, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, such Secured Service Provider Document, (iii) all rights to indemnification under such Secured Service Provider Document and (iv) all rights to compel performance under such Secured Service Provider Document, and otherwise to exercise any and all remedies under such Secured Service Provider Document, in each case, whether arising under such Secured Service Provider Document by statute, at law or in equity (the “Servicing Collateral”);

(i) with respect to each Grantor, each Asset Purchase Agreement, including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to any Asset Purchase Agreement, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, any Asset Purchase Agreement and (iii) all right to compel performance of the vendors pursuant to any Asset Purchase Agreement and otherwise to exercise any and all remedies under any Asset Purchase Agreement, in each case, whether arising under any Asset Purchase Agreement, by statute, at law or in equity (the “Aircraft Purchase Collateral”);

(j) with respect to the Borrower, each Hedge Agreement, including, without limitation, (i) all rights of the Borrower to receive moneys due or to become due under or pursuant to such Hedge Agreement, (ii) any claims of the Borrower for damages arising out of, or for breach or default under, such Hedge Agreement and (iii) all rights to compel performance of the counterparty under such Hedge Agreement, and otherwise to exercise any and all remedies under such Hedge Agreement, in each case, whether arising under such Hedge Agreement by statute, at law or in equity (the “Hedge Agreement Collateral”).

(k) with respect to each Grantor, the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;

(l) with respect to each Grantor, all of such Grantor’s Accounts Receivable;

(m) with respect to each Grantor, all Commercial Tort Claims;

(n) with respect to each Grantor, all of such Grantor’s Letters of Credit and Letter of Credit Rights;

(o) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing;

(p) with respect to each Grantor, (i) the Aircraft Objects and (ii) any money or non-money proceeds of an Aircraft Object arising from the total or partial loss or physical destruction of the Aircraft Object or its total or partial confiscation, condemnation or requisition;

(q) all of the following (collectively, the “Non-Trustee Account Collateral”):

(i) all of the Non-Trustee Accounts in such Grantor’s name, all funds or any other interest held or required by the terms of the Credit Agreement to be held in, and all certificates and instruments, if any, from time to time representing or evidencing, such Non-Trustee Accounts;

(ii) all notes, certificates of deposit, Deposit Accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by such Grantor or by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

(iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral; and

(r) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described above);

provided, however, that Collateral shall not include (a) any Excluded Property and/or (ii) any distributions, dividends or other payments that are received as a result of a distribution in accordance with Section 7.1(e) of the Credit Agreement shall be excluded from the Collateral.

Section 2.02 Security for Obligations. This Agreement secures the payment and performance by the Grantors of all Secured Obligations and the security interests and other rights and benefits granted hereunder shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that such Secured Obligations are unenforceable or not allowed due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor. The Secured Obligations shall have the priority of payment set forth in Section 7.1(e) of the Credit Agreement.

Section 2.03 Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, as of each Advance Date and as of each Payment Date, as follows:

(a) The Grantors are the legal and beneficial owners of the Collateral and the applicable Aircraft (except for those Grantors which do not hold title to an Aircraft) free and clear of any Adverse Claims. No effective financing statement or other instrument similar in effect (which, for the avoidance of doubt, shall not include any Contract of Sale in favor of any Grantor) covering all or any part of the Collateral or the Aircraft or any International Interest in respect thereof is on file in any recording office or registered in the International Registry, except such as may have been filed with respect to the Collateral (i) in favor of the Security Trustee or (ii) with respect to any Permitted Lien.

(b) This Agreement creates a valid and (upon the taking of the actions described in clauses (iii)(1), (iii)(2), (iii)(3), (iii)(4), (iii)(5), and (iii)(6) of Section 2.03(d)) perfected security interest in the Collateral as security for the Secured Obligations, and such security interest is subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest will be taken. Other than (i) the security interest granted to the Security Trustee pursuant to this Agreement, and (ii) as expressly permitted by the Credit Agreement, the Grantors have not pledged, assigned, sold, granted a security interest or Lien in, or otherwise conveyed, any of the Collateral. The Grantors have not authorized the filing of, and are not aware of, any financing statements or other instrument similar in effect or the registration of any International Interest against any Grantor or any Aircraft that include a description of collateral covering the Collateral or any Aircraft other than any financing statement or registration of an International Interest or prospective International Interest relating to the security interest granted to the Security Trustee hereunder or in favor of a Borrower Group Member or that has been terminated, in each case as of the date this representation and warranty is given as to such Grantor, Aircraft and Collateral. The Grantors are not aware of any judgment or tax lien (other than Permitted Liens) filings against any Grantor or with respect to any Collateral or any Aircraft.

(c) No Grantor has any trade names except as set forth on Schedule III hereto.

(d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party (including, for the avoidance of doubt, the International Registry) is required for (i) the grant by such Grantor of the collateral assignment and security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by such Grantor or (iii) the perfection, priority or maintenance of the pledge, assignment and security interest created hereby, except for (1) the filing of financing and continuation statements under the UCC with respect to the security interest created by this Agreement, (2) with respect to each Aircraft (and any related Assigned Lease) registered with the FAA, the filing with the FAA, in due form, for recordation where applicable, pursuant to the Federal Aviation Code of any and all title, registration and financing documentation necessary to accomplish the purposes of this Agreement, including, without limitation, an Aircraft Mortgage, an Aircraft Mortgage and Lease Assignment and/or an FAA Lease Security Assignment, as applicable, with respect to such Aircraft and/or the related Assigned Lease, (3) the Required Cape Town Registrations, (4) filings where appropriate with the International Registry created pursuant to the Cape Town Convention, (5) the filing by a Grantor incorporated in Ireland or a Grantor with a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland of particulars of this Agreement (and any Grantor Supplement or Collateral Supplement) and the filing by any Grantor of particulars of an Irish Share Mortgage or an Irish Account Charge, with the Irish Companies Registration Office and the Irish Revenue Commissioners within 21 days following the execution and delivery by such Grantor of this Agreement (and any Grantor Supplement or Collateral Supplement) or of such Irish Share Mortgage, respectively, (6) the filing by the Borrower and any other Grantor organized under the law of Bermuda of particulars of this Agreement (and any Grantor Supplement or Collateral

Supplement executed by it) with the Bermuda Registrar of Companies, and (7) where applicable, the filing of the statutory declaration required by Irish financial assistance legislation with the Irish Companies Registration Office within 21 days following execution of any Irish incorporated Grantor of this Agreement (and any Grantor Supplement or Collateral Supplement).

(e) The jurisdiction of organization, organizational ID number (for a non-U.S. entity, to the extent a Government Entity in the jurisdiction of domicile of such entity issues such ID numbers), the chief place of business and chief executive or registered office of such Grantor are located at the address specified opposite the name of such Grantor on Schedule IV hereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

(f) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on Schedule I hereto. The Pledged Membership Interests constitute the percentage of the membership interests of the issuers thereof indicated on Schedule I hereto. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuers thereof indicated on Schedule I hereto.

(g) The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests (i) have been duly authorized and validly issued and are fully paid and nonassessable (or, in the case of Pledged Membership Interests and Pledged Beneficial Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer other than in favor of any Lessee or otherwise as may be permitted or required under the Credit Agreement and (ii) constitute all of the outstanding share of capital stock, all of the beneficial interests and, as applicable, all of the membership interests in all of the Borrower Group Members as of the date hereof. To such Grantor’s knowledge, the Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.

(h) All certificates or instruments evidencing the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests have been delivered to the Security Trustee. The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests either (i) are in bearer form, (ii) have been endorsed, by an effective endorsement, to the Security Trustee or in blank or (iii) have been registered in the name of the Security Trustee. None of the certificates or instruments evidencing Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.

(i) A true and complete copy of each Assigned Document has been delivered to the Security Trustee. Each Assigned Document has been duly authorized, executed and delivered by the Grantor party thereto, is in full force and effect and is binding upon and enforceable against the respective Borrower Group Member in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws, and (ii) general principles of equity.

(j) Except as provided in Section 6.2(d)(vi) of the Credit Agreement, a true and complete original copy (or, if not available, a certified true copy) of each Lease to which a Borrower Group Member is a party has been delivered to the Security Trustee. To the knowledge of such Grantor, each such Lease has been duly authorized, executed and delivered by all parties thereto, is in full force and effect and is binding upon and enforceable against each Borrower Group Member which is a party thereto in accordance with its terms. Each Lease constitutes “tangible chattel paper” within the meaning of Section 9-102(a)(78) of the UCC. No such Lease has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.

(k) Each Bank Account located in the United States constitutes a Deposit Account or a Securities Account.

(l) Each of the Hedge Agreements and the Asset Purchase Agreements constitutes “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.

(m) Each direct or indirect Subsidiary of the Borrower as of the date hereof is a signatory of this Agreement.

(n) The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests listed on Schedule I hereto constitute all of the outstanding shares of capital stock, all of the beneficial interests and all of the membership interests in all of the direct and indirect Subsidiaries of the Borrower.

(o) If such Grantor is the lessor under a Cape Town Lease, it has the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.

Section 2.04 Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) subject to any Applicable Law, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

Section 2.05 Delivery of Collateral. All certificates, instruments, documents or tangible chattel paper representing or evidencing any Collateral shall be delivered to and held by the Security Trustee in the State of New York and, except in the case of chattel paper, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. Upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred, subject to any Applicable Law, the Security Trustee shall have the right at any time and without notice to any Grantor to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Stock, Pledged Membership Interest and Pledged Beneficial Interest, in each case, in accordance with the direction of the Administrative Agent. In addition, the Security Trustee shall have the right at any time upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations in each case, in accordance with the direction of the Administrative Agent. To the extent provided in Section 6.2(d)(vi) of the Credit Agreement and to the extent that any Assigned Lease constitutes “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), each Grantor shall, if it has an original of such Assigned Lease in its possession, cause the true and complete original copy or the chattel paper original of each Lease to which it is a party from time to time to be delivered to the Security Trustee in the State of New York on or before the applicable Advance Date; provided, however, that if any such Grantor shall require such original of such Assigned Lease for the purposes of enforcement of the obligations thereunder, the Security Trustee shall deliver such original of such Assigned Lease to such Grantor or the Servicer, as applicable, within two Business Days of receipt of any request from such Grantor or the Servicer, as applicable, and provided, further, however, that if no original copy of such Assigned Lease has been expressly designated as the original counterpart for purposes of perfection by possession of “tangible chattel paper” under the UCC, such Grantor’s obligation to deliver such Assigned Lease to the Security Trustee shall be satisfied by the delivery of one original copy of such Assigned Lease. Each Grantor undertakes to return any such original of an Assigned Lease promptly after such Grantor or the Servicer, as applicable, no longer requires such original for enforcement purposes. With respect to each Lease with a Lessor that is located within a State (or the District of Columbia) within the United States (within the meaning of Article 9 of the UCC), the Grantors, or a Service Provider on their behalf, shall (a) cause the Lessor and the Lessee of such Lease to designate one executed copy thereof the original by adding substantially the following language to the cover page thereof: “To the extent, if any, that this [Lease Agreement] or any [Lease Supplement] hereunder constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this [Lease Agreement] or such [Lease Supplement] may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee under and as defined in the Security Trust Agreement dated as of April 5, 2007 between GAL, Deutsche Bank Trust Company Americas, as Security Trustee, and the various other parties identified on the signature pages thereof” and no later than 10 days after the execution and delivery of such Lease by all its parties (but no later than the applicable Advance Date), deliver such original chattel paper copy (which, by way of clarification, shall not include the signature or the receipt therefor of the Security Trustee) to a courier service for delivery by the Security Trustee at 60 Wall Street, 26th Floor, New York, New York 10005, Attention: Structured Finance Services/Trust and Securities Services, (b) notify the Lessee in writing of the security assignment of such Lease to the Security Trustee pursuant to the Security Trust Agreement (which notice may be contained in such Lease or in a separate document) and (c) obtain from the Lessee a written acknowledgment (which may be contained in such Lease or in a separate document) addressed to, or for the benefit of, the Security Trustee (1) acknowledging receipt of notification of such security assignment and (2) containing the agreement of the Lessee to continue to make all payments required to be made to the Lessor under such Lease to the account specified in such Lease unless and until the Security Trustee otherwise directs (it being understood that the account specified in such Lease will be the account specified by the Borrower to the Servicer as contemplated by Section 1.1(a) of Schedule 2.02(a) to the Servicing Agreement and subject in each case to applicable legal or tax constraints).

Section 2.06 Maintenance of Bank Accounts. (a)  DBTCA hereby agrees to act as Account Bank. Upon the execution of this Agreement, the Account Bank shall establish (or shall have established) the following segregated Bank Accounts: the Collection Account, the Supplemental Rent Account, and the Security Deposit Account. The Account Bank hereby agrees to establish and maintain each such account, together with any other Bank Accounts established from time to time (in each case as a Securities Account), on the books and records of its office specified in Section 8.02 in the name of the Security Trustee. If, at any time, the Account Bank ceases to be an Eligible Institution, the Account Bank agrees to cooperate with any replacement Account Bank as to the transfer of any property in, and records relating to, any Bank Account maintained by it to a new Bank Account having the same characteristics as such other Bank Account and maintained by such replacement Account Bank, and the Account Bank shall, in any event, use its best efforts to effect such transfer within 10 Business Days. Except as a Secured Party in accordance with the provisions of this Agreement, DBTCA waives any claim or lien against any Bank Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.

(b) The Account Bank hereby agrees that (i) it is a “bank” (as defined in Section 9-101(a)(8) of the UCC), (ii) each Bank Account is and will be maintained as a Securities Account of which the Account Bank is the Securities Intermediary and in respect of which the Security Trustee is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to such Bank Account, (iii) the Account Bank shall comply with all entitlement orders (as defined in Section 8-102(a)(8) of the UCC) originated by the Security Trustee without further consent of the Borrower, the other Grantors or any other person, (iv) all Collections and other cash required to be deposited in any such Bank Account and Eligible Investments and all other property acquired with cash credited to any such Bank Account will be processed and credited to such Bank Account in accordance with the Account Bank’s customary procedures, (v) all items of property (whether cash, investment property, Eligible Investments, other investments, securities, instruments or other property) credited to each Bank Account will be treated as a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (vi) its “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) and the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) with respect to each Bank Account is the State of New York and (vii) all securities, instruments and other property in order or registered from and credited to any Bank Account shall be payable to or to the order of, or registered in the name of, the Security Trustee or shall be endorsed to the Security Trustee or in blank, and in no case whatsoever shall any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to any Bank Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by the applicable Grantor to the Security Trustee or in blank.

(c) The Account Bank acknowledges that the Security Trustee has appointed each of the Manager and the Borrower pursuant to the Management Agreement, as its agents for, among other things, dealings with respect to the Bank Accounts, the Deposit Accounts and all cash, investment property, Eligible Investments, other investments, securities, instruments or other property at any time or from time to time credited to any Bank Account or Deposit Account. Prior to the delivery to the Account Bank of a Blockage Notice, the Account Bank agrees that it will follow the written directions and instructions of the Manager or the Borrower, any one of whom may act without the joinder of the other, with respect to any Bank Account or Deposit Account maintained by any Grantor with the Account Bank, as the agent for the Security Trustee.

(d) The Security Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its “security entitlement” to the “financial assets” credited to each Bank Account in trust for the benefit of the Secured Parties.

Section 2.07 Non-Trustee Accounts. (a) No Grantor shall establish any Non-Trustee Account except in compliance with this Section 2.07. Except to the extent that the payee of any amount requires such payment to be deposited in a Non-Trustee Account (and such deposit is permitted by the Credit Agreement), each Grantor shall instruct each Person obligated at any time to make any payment to such Grantor for any reason to make such payment to the Collection Account.

(b) With respect to each Non-Trustee Account to be established or established by any Grantor:

(i) Such Grantor shall maintain such Non-Trustee Account in its name only with an Eligible Institution (each such institution, a “Non-Trustee Account Bank”) that has entered into a control agreement in form and substance satisfactory to the Administrative Agent (a “Control Agreement”).

(ii) Each Grantor shall immediately instruct each Obligor to make any payment not required to be made to a Bank Account to a Non-Trustee Account meeting the requirements of Section 2.07(b)(i).

(iii) Upon any termination of any Control Agreement or other agreement with respect to the maintenance of a Non-Trustee Account by any Grantor or any Non-Trustee Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Non-Trustee Account to make all future payments to another Non-Trustee Account meeting the requirements of Section 2.07(b)(i). Subject to the terms of any Lease, upon request by the Security Trustee or the Administrative Agent, each Grantor shall, and if prohibited from so doing by the terms of any Lease, shall use its best efforts to, seek the consent of the relevant Lessee to, terminate any or all of its Non-Trustee Accounts, in which case Section 2.07(a) shall apply.

Section  2.08 Covenants Regarding Assigned Documents. (a)  Upon the inclusion of any Assigned Document (other than an Assigned Lease, an Assigned Agreement, or an Asset

Purchase Agreement, or the Management Agreement) in the Collateral, the relevant Grantor will either (x) deliver to the Security Trustee a consent, in substantially the form of Exhibit E, executed by each party to such Assigned Document (other than any Grantor) or (y) if the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit B, give due notice to each other party to such Assigned Document of its assignment pursuant to this Agreement.

(b) Subject to the provisions of Article VII of the Credit Agreement, upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Security Trustee a fully executed Notice and Acknowledgment, in substantially the form of Exhibit B, and all other such consents, acknowledgments and/or notices as are (i) necessary or customary under the terms of such Assigned Lease, (ii) necessary or customary under the Applicable Law of the jurisdiction governing such Assigned Lease and the jurisdiction in which the relevant lessee is organized or principally located in order to effect and perfect the assignment of, and grant of a security interest in, such Assigned Lease pursuant to this Agreement and/or (iii) necessary to assure the payment of all Obligations and other payments under such Assigned Lease to the appropriate Bank Accounts or Non-Trustee Account in accordance with the terms of the Credit Agreement. The Security Trustee covenants and agrees that (i) subject to the provisions of this agreement and the other Credit Documents, the Grantors’ use and quiet enjoyment of any Aircraft shall not be interrupted by the Security Trustee (or any Person lawfully claiming through the Security Trustee) and (ii) upon the written request of any Grantor, the Security Trustee (solely in its capacity as such) will execute such undertakings of use and quiet enjoyment in favor of the Lessee under any Assigned Lease as are substantially to the same effect as such Grantor’s undertakings of use and quiet enjoyment under such Assigned Lease.

(c) Upon (i) the inclusion of any Assigned Document in the Collateral (other than an Assigned Lease) or (ii) the amendment or replacement of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver a copy thereof to the Security Trustee and will take such other action as may be necessary to perfect the Lien created by this Agreement as to such Assigned Document.

(d) Each Grantor shall, at its expense but subject to Section 2.08(e) hereof, the Credit Agreement and (in the case of any Assigned Lease) the Service Provider Agreements:

(i) perform and observe all the material terms and provisions of the Assigned Documents to be performed or observed by it, enforce the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Security Trustee or the Administrative Agent; and

(ii) furnish to the Security Trustee promptly upon receipt copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Documents, and from time to time, (A) furnish to the Security Trustee and the Administrative Agent such information and reports regarding the Collateral as the Security Trustee and/or the Administrative Agent may reasonably request and (B) upon request of the Security Trustee and/or the

Administrative Agent, make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(e) Each Grantor will, at its expense and upon the request of any Secured Service Provider, pursue for the benefit of such Secured Service Provider any claim that such Secured Service Provider has under any Assigned Document for indemnity.

(f) So long as no Event of Default shall have occurred and be continuing and the Facility Termination Date has not occurred, and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Security Trustee, but subject always to the terms of the Credit Agreement (x) to exercise and receive, directly or indirectly through one or more agents, including a Service Provider, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or not to take any action, directly or indirectly through one or more agents, including a Service Provider, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided, however, (i) whether or not an Event of Default has occurred and/or is continuing or the Facility Termination Date has occurred, all amounts payable under each Assigned Document (including all Rental Payments under each Assigned Lease) shall be paid directly to the appropriate Bank Account or Non-Trustee Account in accordance with the terms hereof and of the Credit Agreement and the applicable Lease, and (ii) so long as any Assigned Lease remains in effect (and without limiting the authority of the Service Providers under the express terms of the Service Provider Agreements), no Grantor will abrogate any right, power or privilege granted expressly in favor of the Security Trustee, the Administrative Agent or a Secured Party under any Lease Assignment Document. So long as any Assigned Lease remains in effect (and without limiting the authority of the Servicer under the express terms of the Servicing Agreement), upon or after the occurrence of an Event of Default which is continuing or the occurrence of the Facility Termination Date and delivery of a written direction to the Borrower from the Administrative Agent, all such rights of each Grantor shall cease, and all such rights shall become vested in the Security Trustee and the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such rights. Neither the Account Bank nor the Security Trustee shall have any obligation to verify whether an Event of Default has occurred and is continuing, but shall be entitled to rely, and protected in relying, on the Administrative Agent’s notice thereof notwithstanding any contrary instructions of any Grantor.

Section 2.09 Covenants Regarding Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral. (a)  All Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral (the “Relevant Collateral”) shall be delivered to the Security Trustee as follows:

(i) in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Security Trustee in the State of New York, registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, to be held by the Security Trustee in the State of New York, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee and the Administrative Agent that it has been so credited;

(ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee and the Administrative Agent that it has been so credited;

(iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of any applicable Federal Reserve Bank Branch or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee and the Administrative Agent that it has been so credited; and

(iv) in the case of any Beneficial Interest Collateral or Membership Interest Collateral by (A) to the extent that the grant of the security interest to the Security Trustee in any Beneficial Interest Collateral or Membership Interest Collateral or the transfer of any Beneficial Interest Collateral or Membership Interest Collateral upon exercise of remedies by the Security Trustee is subject to any restrictions on transfer or any consent requirements, by obtaining all necessary consents and approvals thereof and (B) (1) if any Beneficial Interest Collateral or Membership Interest Collateral constitutes a Certificated Security, Instrument or Uncertificated Security, complying with clauses (i) or (ii) above, as applicable or (2) if any Beneficial Interest Collateral or Membership Interest Collateral constitutes a general intangible, by causing an appropriate financing statement covering each such Beneficial Interest Collateral or Membership Interest Collateral to be filed in the appropriate office necessary to perfect the security interest of the Security Trustee therein.

(b) Each Borrower Group Member and the Security Trustee hereby represents and warrants, with respect to the Relevant Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as any Securities Intermediary’s jurisdiction in connection with any Securities Account with any Securities Intermediary referred to in Section 2.09(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Relevant Collateral held in and credited to the applicable Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

(c) Without limiting the foregoing, each Borrower Group Member and the Security Trustee agree, and the Security Trustee shall cause each Securities Intermediary to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 2.19 or any reasonable request of the Administrative Agent, in order to maintain the perfection and priority of the security interest of the Security Trustee in the Relevant Collateral in the event of any change in applicable law or regulation, including Article 8 or 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

(d) In addition to the foregoing, each applicable Grantor shall take all steps required under the laws of Ireland and Bermuda in order to ensure the validity, perfection, priority and enforceability of the security interests and charge granted hereunder.

Section 2.10 Covenants Regarding Commercial Tort Claims. If any Grantor shall at any time acquire a Commercial Tort Claim, such Grantor shall immediately notify the Security Trustee and the Administrative Agent in writing signed by such Grantor of the details thereof (including specific case captions or description per Official Comment 5 to Section 9-108 of the UCC) and grant to the Security Trustee in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

Section 2.11 Further Assurances. a)  Each Grantor agrees that, from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Security Trustee or the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) if any Collateral shall be evidenced by a promissory note or other instrument or “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), deliver and pledge to the Security Trustee hereunder such note or instrument or tangible chattel paper, each such note or instrument to be duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee or the Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Security Trustee or the Administrative Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien created by this Agreement; provided, however, that the Grantors will not be required to execute and deliver or file any Aircraft Mortgage on the Collateral or any equipment of the Grantors with any aviation and or Lien registry other than pursuant to clause (e) or clause (f) below.

(b) Each Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law, but only to the extent that such Grantor is required to file such financing statements pursuant to the terms of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Security Trustee or the Administrative Agent may reasonably request, all in reasonable detail; provided, however, that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained only from the Servicer, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Servicing Agreement.

(d) Each Grantor shall, immediately upon the organization or acquisition by such Grantor of any Borrower Subsidiary, cause such Borrower Subsidiary to enter into a Grantor Supplement. Such Grantor shall promptly take such actions as are necessary to perfect the security interest granted under such Grantor Supplement including without limitation, if such Borrower Subsidiary is organized under the law of Ireland, or has a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland, by causing such Grantor Supplement to be duly recorded with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days after the execution of such Collateral Supplement, or such lesser period as may be applicable under Requirements of Law.

(e) To the extent required in order for such Grantor to comply with clause (g) below with respect to each Aircraft that is registered in the United States of America, such Grantor shall, so long as such Aircraft is so registered, enter into an Aircraft Mortgage with respect to such Mortgage, register and record with the FAA such Aircraft Mortgage and, in the case of an Aircraft that is subject to an Assigned Lease, register and record with the FAA an FAA Lease Security Assignment with respect to such Assigned Lease.

(f) To the extent required in order for such Grantor to comply with clause (g) below with respect to each Aircraft that is registered in Ireland, such Grantor shall, so long as such Aircraft is so registered, enter into an Aircraft Mortgage with respect to such Aircraft.

(g) Each Grantor shall register or cause to be registered or consent to the registration with the International Registry of (collectively, the “Required Cape Town Registrations”): (i) the International Interest constituted by the Mortgage with respect to each Aircraft Object where the relevant Grantor is situated in a Contracting State or, in the case of the Airframe only, if such Aircraft is registered in a Contracting State; (ii) the International Interest constituted by any Cape Town Lease to which such Grantor is a lessor; (iii) the assignment to the Security Trustee of each International Interest described in clause (ii) and assigned to the Security Trustee hereunder; and (iv) the Contract of Sale with respect to any Aircraft by which title to such Aircraft is conveyed by or to such Grantor, but only if the seller under such Contract of Sale is situated in a Contracting State. To the extent that (A) the Security Trustee’s consent is required for any such registration, or (B) the Security Trustee is required to initiate any such registrations, the Security Trustee shall ensure that such consent or that such initiation of such registration is effected.

Section 2.12 Place of Perfection; Records. (a) Each Grantor shall keep its jurisdiction of organization, chief place of business and chief executive office at the location specified in Schedule IV or, upon 30 days’ prior written notice to the Security Trustee and the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 9.2(a) of the Credit Agreement shall have been taken with respect to the Collateral.

(b) The Borrower hereby represents and warrants that is has no place of business within the United States and that it shall not establish any place of business within the United States unless it shall have given the Security Trustee thirty (30) days’ prior written notice thereof and shall have taken such action, if any, reasonably requested by the Security Trustee to ensure the perfection and priority of the security interest granted hereunder.

(c) Each Borrower Subsidiary that is a trust represents and warrants that the trust agreement pursuant to which such Borrower Subsidiary was established specifies a name for the trust and such name is the name specified on the signature page hereof or of the applicable Grantor Supplement.

Section 2.13 Voting Rights; Dividends; Etc. (a)  So long as no Event of Default shall have occurred and be continuing and the Facility Termination Date has not occurred:

(i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor or the Credit Agreement; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if in its judgment such action would have a material adverse effect on the value of the Security Collateral, Membership Interest Collateral or the Beneficial Interest Collateral; and

(ii) The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.13(a)(i).

(b) Whether or not any Event of Default shall have occurred and be continuing and whether or not the Facility Termination Date has occurred, any and all distributions, dividends and interest paid in respect of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be paid into the Collection Account and, if received by such Grantor, shall be received in trust for the benefit of the Secured Parties, be segregated from the other property or funds of such Grantor and be forthwith paid to the Collection Account in the same form as so received (with any necessary endorsement).

(c) During the continuance of an Event of Default or if the Facility Termination Date has occurred, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.13(a)(i) and 2.13(a)(ii) shall cease, and all such rights shall thereupon become vested in the Security Trustee, who, subject to Section 5.04(d), shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any direct or indirect subsidiary of the Borrower), provided, however, that the Security Trustee shall exercise such voting or consensual right only upon receipt of instruction from the Administrative Agent.

Section 2.14 Transfers and Other Encumbrances; Additional Shares or Interests. (a)  Except to the extent permitted by the Credit Agreement, no Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any of the Collateral of such Grantor, other than the pledge, assignment, lien and security interest created by this Agreement and as otherwise provided herein or in the Credit Agreement.

(b) Except to the extent permitted by the Credit Agreement, the Borrower Subsidiaries shall not, and the Borrower shall not permit the Borrower Subsidiaries to, issue, substitute, deliver or sell any shares, interests, participations or other equivalents in any Borrower Subsidiary. Any beneficial interest or capital stock or other securities or interests issued in respect of, or in substitution for, the Pledged Stock, Pledged Membership Interest or the

Pledged Beneficial Interest shall be pledged and delivered (with any necessary endorsement) to the Security Trustee.

(c) All distributions, dividends and interest payments that are received by such Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Security Trustee as Security Collateral or Beneficial Interest Collateral, as the case may be, in the same form as so received (with any necessary endorsement).

Section 2.15 Security Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Security Trustee such Grantor’s attorney-in-fact (in the case of any Grantor incorporated in Ireland such appointment shall be by way of security), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Security Trustee’s discretion, upon advice and written instruction of the Administrative Agent (except for item (d) below, upon the occurrence of an Event of Default which is continuing or if the Facility Termination Date has occurred), to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable for the Security Trustee to take to accomplish the purposes of this Agreement or to take any action and to execute any instrument as directed by the Administrative Agent in writing in accordance with the terms of this Agreement and the Credit Agreement, including, but not limited to:

(a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any Accounts Receivable, drafts or other instruments and documents included in the Collateral;

(c) to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral;

(d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, including as identified to the Security Trustee pursuant to the Opinion of Counsel described in Section 2.19 hereof in order to perfect and preserve the pledge, assignment and security interest granted hereby; provided, however, that the Security Trustee’s exercise of any such power shall be subject to Section 2.09(c); and

(e) upon prior notice to the Borrower on behalf of the Grantors, notify account debtors that the Accounts Receivable and the right, title and interest of any Grantor in and under such Accounts Receivable have been assigned to Security Trustee, and that payments thereunder shall be made directly to the Security Trustee, for the benefit of the Secured Parties.

Section 2.16 Security Trustee May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Administrative Agent or the Security Trustee (at the direction of the Administrative Agent) may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee or the Administrative Agent incurred in connection with doing so shall be payable by the Grantors.

Section 2.17 Covenant to Pay. Each Grantor covenants with the Security Trustee (for the benefit of the Security Trustee and the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Secured Service Provider Documents, the Credit Agreement, and the Hedge Agreements in accordance with their terms.

Section 2.18 Delivery of Collateral Supplements. Upon the acquisition by any Grantor of any Relevant Collateral or establishment of a Non-Trustee Account, the relevant Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for in this section and otherwise in this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Transaction Document and provided, further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral. If such Grantor is organized under the law of Ireland, or has a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland, the relevant Grantor shall cause such Collateral Supplement to be duly recorded with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days after the execution of such Collateral Supplement, or such lesser period as may be applicable under Requirements of Law. Without limitation of the requirements of the immediately preceding sentence, if such Grantor is the Borrower or any other Borrower Group Member organized under the law of Bermuda, such Grantor shall cause such Grantor Supplement to be duly recorded with the appropriate register of Bermuda.

Section 2.19 Annual Opinion. Upon each anniversary of the Closing Date, the Borrower shall cause to be delivered to the Security Trustee and the Administrative Agent an Opinion of Counsel in each Annual Opinion Jurisdiction to the effect that (i) during the preceding year there has not occurred any change of the law of such jurisdiction that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional financing statement, continuation statement or amendment thereof, or other document or instrument, is required to be filed, and no other action is required to be taken, under the law in existence on the date of such opinion, during the next twelve months to maintain the perfected security interest of the Security Trustee in any part of the Collateral granted hereunder or under any other Transaction Document, or identifying any such required financing statement, continuation statement, amendment, instrument, document or other action. The Borrower agrees to or cause each Grantor to take all such actions as may be indicated in any such opinion, except that, as provided in Section 2.09, the Security Trustee shall take any such actions as may be required with respect to any Securities Intermediary.

Section 2.20 Covenants Regarding Control. No Grantor shall cause or permit any Person other than the Security Trustee to have “control” as defined in Section 9-104, 9-105,

9-106, or 9-107 of the UCC (“Control”) of any Supporting Obligations or Letter of Credit Rights, or any Deposit Account, “securities account,” “electronic chattel paper” or “investment property” (as such terms are defined in Article 9 or Article 8 of the UCC as applicable), in each case, included in the Collateral or any Bank Account or Non-Trustee Account.

Section 2.21 Share Mortgage; etc. In the case of any Borrower Subsidiary that is incorporated under the law of Ireland, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into an Irish Share Mortgage in respect of the issued share capital (if any) held by it in such Borrower Subsidiary. Such Irish Share Mortgage shall be entered into at the time contemplated by the terms of Section 2.11(d). The Borrower shall cause such Irish Share Mortgage to be filed with the Irish Registrar of Companies within 21 days following the execution and delivery by such Grantor of such Irish Share Mortgage, or such lesser period as may be applicable under Requirements of Law, and shall take any other actions as may be required or as the Administrative Agent or the Security Trustee (at the direction of the Administrative Agent) may reasonably request, in order to cause such Irish Share Mortgage to constitute a perfected and (to the extent recognized under Applicable Law) first-priority security interest in the share capital covered thereby. In the case of any Borrower Subsidiary that is not incorporated under the law of Ireland, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into an appropriate share mortgage, beneficial interest security agreement, or other security agreement or instrument as may be reasonably requested by the Administrative Agent or Security Trustee (at the direction of the Administrative Agent), in respect of the issued share capital or other ownership or beneficial interest held by it in such Borrower Subsidiary. Such share mortgage or other agreement or instrument shall be entered into at the time contemplated by the terms of Section 2.11(d). The Borrower shall cause such share mortgage or other agreement or instrument to be filed with any appropriate register and shall take such other actions as may be necessary or as the Administrative Agent or the Security Trustee (at the direction of the Administrative Agent) may reasonably request in order to cause such mortgage, agreement or instrument to constitute a first-priority security interest in the share capital or other ownership or beneficial interest covered thereby.

Section 2.22 Irish Account Charges. The Borrower undertakes with the Security Trustee to enter into an Irish Account Charge in respect of the Irish VAT Refund Account on the date of the establishment of such account.

Section 2.23 Subordination of Intercompany Obligations. The Borrower agrees that all Intercompany Obligations shall be subject and subordinate and junior in right of payment and performance to all obligations of the Borrower Subsidiaries to the Security Trustee and the Administrative Agent hereunder and to the security interests in the Collateral granted to the Security Trustee for the benefit of the Secured Parties to secure the payment and performance of the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred, then unless and until all Secured Obligations shall have been paid and performed in full, (x) no payment on account of the principal of, or interest on, or any other amount in respect of, the Intercompany Obligations or any judgment with respect thereto shall be made by or on behalf of any Borrower Subsidiary to the Borrower and (y) the Borrower shall not (A) ask, demand, sue for, take or receive from any Borrower Subsidiary, by set-off or in any other manner any payment on account of the principal of, or interest on, or any other amount in respect of, the Intercompany Obligations or (B) seek any other remedy allowed at law or in equity against any Borrower Subsidiary for a breach of Intercompany Obligations. If any payment or distribution of any character, whether in cash, securities or other property, in respect of Intercompany Obligations shall be received by the Borrower in violation of the terms of this section, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the Administrative Agent for the benefit of the Secured Parties to the extent necessary to pay all Secured Obligations in full.

ARTICLE III
REMEDIES

Section 3.01 Remedies. Upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred:

(a) The Security Trustee shall, at the direction of the Administrative Agent, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, but subject to the rights of any Lessee to the extent such exercise conflicts with rights of quiet enjoyment provided by any Grantor or the Security Trustee to an applicable Lessee under a Lease, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and (i) take possession of the Collateral, require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Security Trustee forthwith, assemble all or part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient to the Security Trustee and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or, private sale, at any of the Security Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee (upon advice and instruction from the Administrative Agent) may deem commercially reasonable and (iii) exercise all rights of the applicable Grantors under any other agreement in respect of any obligations of any Borrower Group Member with respect to such Grantor or of any Grantor under any Lease. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Trustee (upon advice and instruction from the Administrative Agent) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding any provision in this Agreement to the contrary, any aforementioned sale of Collateral shall not be subject to the restrictions described in Section 9.8 of the Credit Agreement.

(b) Subject to the provisions hereof, any Secured Party shall be allowed on any such foreclosure sale to credit against any purchase price bid at such sale by such Secured Party all or any part of the obligations secured hereby owing to such Secured Party (but only to the extent that such purchase price would have been distributed to such Secured Party pursuant to Section 7.1(e) of the Credit Agreement if such purchase price were paid in cash and the foregoing provisions of this sentence were not given effect).

(c) All cash proceeds received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be deposited into the Collection Account for distribution pursuant to Section 7.1(e)(ii) of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on the Borrower, each Grantor and the Secured Parties.

(d) If an Event of Default shall have occurred and be continuing or if the Facility Termination Date has occurred, so long as the Service Providers are acting in such capacity with respect to any Lease pursuant to the provisions of the Service Provider Agreements, the Security Trustee agrees not to take any action constituting Services (as defined in any Service Provider Agreement) and is otherwise subject to the terms of the Service Provider Agreements when acting thereunder in place of any Grantor, except (subject to Section 2.08(e)) to the extent the Borrower would then be entitled to take such action under the express terms of the Service Provider Agreements.

(e) The Security Trustee may, in addition to or in connection with any other remedies available hereunder or under any other Applicable Law and where appropriate, exercise any and all remedies granted in the Cape Town Convention (subject to any declaration that has been made by the applicable Contracting State) as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by Applicable Law that (i) Article 9(1) and Article 9(2) of the Convention, wherein the parties may agree or the court may order that any Collateral shall vest in the Security Trustee in or towards satisfaction of the Secured Obligations, shall not preclude the Security Trustee from obtaining title to any Collateral pursuant to any other remedies available under Applicable Law (including but not limited to Article 9-620 of the UCC); (ii) any surplus of cash or cash proceeds held by the Security Trustee and remaining after payment in full of all of the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus; and (iii) the Security Trustee may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Convention and Article X of the Protocol as the Security Trustee shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by Applicable Laws.

Section 3.02 Irish Conveyancing Acts. Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Security Trustee under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable, the Security Trustee shall be entitled to appoint a receiver under this Agreement or under the Conveyancing and Law of Property Act 1881 (as amended and as the same may be amended, modified or replaced from time to time, the “1881 Act”) and such receiver shall have all such powers, rights and authority conferred under the 1881 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 1881 Act or otherwise under the laws of Ireland which may be excluded or removed. Sections 17 and 20 of the 1881 Act shall not apply to the Collateral or any receiver appointed under this Agreement or under the 1881 Act and section 24(b) of the Act shall not apply to the Collateral or to any receiver appointed under this Agreement.

ARTICLE IV
SECURITY INTEREST ABSOLUTE

Section 4.01 Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the Administrative Agent and the security interest and Lien granted under, and all obligations of each Grantor under, this Agreement shall be independent of and additional to any other collateral, lien or security interest, and absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of any Transaction Document, Assigned Document, Hedge Agreement or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Transaction Document, Assigned Document, Hedge Agreement or any other agreement or instrument relating thereto;

(c) any taking or failure to take, exchange, release or non-perfection of the Collateral or any other collateral or taking or failure to take, release or amendment or waiver of or consent to departure from any guaranty or security interest or lien, for all or any of the Secured Obligations;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of such Grantor;

(e) any change, restructuring or termination of the corporate structure, partnership or trust or existence as applicable of any Grantor; or

(f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

ARTICLE V
THE SECURITY TRUSTEE AND THE ACCOUNT BANK

Section 5.01 Authorization and Action. (a)  Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes DBTCA as the initial Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Transaction Documents as are specifically delegated to the Security Trustee by the terms of this Agreement and of the Transaction Documents, and no implied duties and covenants shall be deemed to arise against the Security Trustee. Each Grantor and the Administrative Agent acknowledges and agrees that the Security Trustee shall comply with all written instructions and directions of the Administrative Agent given in accordance with this Agreement and the Credit Agreement without further consent of any Grantor and notwithstanding any contrary instructions or directions of any Grantor.

(b) The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and the Credit Agreement and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement and the Credit Agreement. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds) or breach of any of its representations or warranties set forth in this Agreement, and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Transaction Documents.

(c) The Security Trustee shall take all actions permitted hereunder and exercise all powers granted to it hereunder upon, and at the direction of, the Administrative Agent. The Security Trustee shall have a reasonable period in which to act upon any instruction, direction or notice received hereunder.

(d) The Security Trustee agrees to promptly deliver to the Administrative Agent copies of all items delivered to the Security Trustee hereunder.

(e) Whenever the Security Trustee is required to provide its consent or direction or otherwise make a determination under this Credit Agreement or any other Transaction Document, the Security Trustee shall act only upon the written instructions of the Administrative Agent. The Security Trustee may conclusively rely on such instructions, and shall be entitled to refrain from providing such consent or direction or making such determination in the absence of such instructions.

(f) The Security Trustee, during the term of this Agreement, shall establish and maintain a valid account as a transacting user entity with the International Registry and appoint an administrator and/or a professional user entity (the transacting user entity, the administrator and the professional user entity, as defined in the regulations for the Cape Town Convention) to make registrations in regard to the Collateral as required by this Agreement.

Section 5.02 Limitation of Duties. The powers conferred on the Security Trustee under this Agreement with respect to the Collateral shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Security Trustee shall have no duty, unless directed by the Administrative Agent, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee. In no event shall the Security Trustee be liable for any punitive or special damages or for any damages arising or caused by an act of God, war or any other matter beyond the reasonable control of the Security Trustee or the Account Bank.

Section 5.03 Representations or Warranties. The Security Trustee does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Transaction Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by two of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is the legal, valid and binding obligation of DBTCA, enforceable against DBTCA in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 5.04 Reliance; Agents; Advice of Counsel. (a)  The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any other Transaction Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on, a certificate, signed by an officer of any Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Transaction Documents. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

(b) The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents, or attorneys or a custodian or nominee; provided, however, that the Security Trustee shall be responsible for any actions or inactions of any such agent, attorney, custodian or nominee.

(c) The Security Trustee may consult with counsel, and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

(d) The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless the Security Trustee shall have received written advice, instruction or direction from the Administrative Agent with respect to such matter, and if the funds provided in accordance with Section 7.1(e) of the Credit Agreement are not available to pay for the costs and expenses incurred by the Security Trustee, such Secured Party shall have offered to the Security Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(e) The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the funds provided in accordance with Section 7.1(e) of the Credit Agreement are not available to pay for the costs and expenses incurred by the Security Trustee and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Borrower or the Manager under any of the Transaction Documents.

(f) The Security Trustee shall not be liable for any liabilities, obligations, damages, judgments, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation), Taxes or the selection of Eligible Investments or for any investment losses resulting from Eligible Investments.

(g) When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services is intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

(h) The Security Trustee shall not be charged with knowledge of an Event of Default unless a responsible officer of the Security Trustee obtains actual knowledge of such event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Administrative Agent.

(i) The Security Trustee shall have no duty to monitor the effectiveness or perfection of any security interest in any Collateral or the performance of the Borrower, any Service Provider or any other party to the Transaction Documents, nor shall it have any liability in connection with the appointment of any Service Provider, or the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with non-compliance by the Borrower, any Service Provider or any lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Aircraft, or any Lease.

Section 5.05 Cape Town Convention. The Security Trustee, during the term of this Agreement, shall establish and maintain a valid and existing account as a Transacting User with the International Registry and appoint an Administrator and/or a Professional User to make registrations with respect to the Collateral as required by this Agreement.

Section 5.06 No Individual Liability. The Security Trustee shall have no individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the Lien and priorities of payment provided in the Credit Agreement, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

Section 5.07 The Account Bank. The Account Bank shall be entitled to the immunities and privileges of the Security Trustee under Sections 5.03 and 5.04(a), (b), (c), (e) and (g). The Account Bank agrees to perform its duties hereunder in accordance with the requirements of, and subject to the limitations of the duties of, a Securities Intermediary under the UCC.

ARTICLE VI
SUCCESSOR SECURITY TRUSTEES AND ACCOUNT BANK

Section 6.01 Resignation and Removal of Security Trustee. The Security Trustee may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Administrative Agent. The Administrative Agent may at any time remove the Security Trustee with or without cause by an instrument in writing delivered to the Secured Parties, the Borrower and the Security Trustee. No resignation or removal of the Security Trustee pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Administrative Agent of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.

Section 6.02 Appointment of Successor. (a)  In the case of the resignation or removal of the Security Trustee, the Administrative Agent, on behalf of the Secured Parties, shall promptly appoint a successor Security Trustee; provided, however, that, prior to the occurrence of an Event of Default which is continuing or the occurrence or declaration of the Facility Termination Date, such successor shall be reasonably acceptable to the Borrower. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within such 30 day period after notice of resignation or removal, the retiring Security Trustee or the Secured Parties (or Administrative Agent on behalf of the Secured Parties) may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b) Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee. After any retiring Security Trustee’s resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.

(c) Each Security Trustee shall be an Eligible Institution acceptable to the Secured Parties.

(d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act; provided, however, that DBTCA shall give the Administrative Agent prompt written notice of such merger, conversion, consolidation or transfer and DBTCA shall cooperate with the Administrative Agent to maintain the validity and priority of any lien created hereunder or under any other document.

(e) Following the resignation or removal of the Security Trustee, and the appointment and acceptance of such appointment by a successor Security Trustee, all references to “New York” in Sections 2.05 and 2.09(a) herein shall be deemed to refer to the state in which the Security Trustee is physically located.

Section 6.03 The Account Bank. If at any time the Person acting as Account Bank is no longer the Security Trustee, the Security Trustee shall notify the Manager and the Borrower, and the Security Trustee shall cause the Manager to establish and maintain the Bank Accounts with the Person then acting as the Security Trustee as provided in the Management Agreement and the Person then acting as the Security Trustee shall assume the obligations of the Account Bank under this Agreement.

ARTICLE VII
EXPENSES

Section 7.01 In General. The Borrower shall, upon demand and pursuant to Section 7.1(e) of the Credit Agreement, pay to the Security Trustee and the Account Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that each such party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee, the Account Bank or any other Secured Party against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

Section 7.02 Reserved.

Section 7.03 No Compensation from Secured Parties. The Security Trustee and the Account Bank each agree that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

Section 7.04 Security Trustee and Account Bank Fees. In consideration of the Security Trustee’s and the Account Bank’s performance of the services provided for under this Agreement, the Borrower shall pay to the Security Trustee and the Account Bank, a fee, payable monthly on each Payment Date together with all expenses and charges as set forth under a separate agreement among the Borrower, the Security Trustee and the Account Bank.

ARTICLE VIII
MISCELLANEOUS

Section 8.01 Amendments; Waivers; Etc. (a)  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the parties hereto and, in the event any Service Provider is adversely affected thereby, the relevant Service Provider, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In executing and delivering any amendment or modification to this Agreement, unless the terms of Section 5.04(d) shall have been satisfied with respect to such amendment or modification, the Security Trustee shall be entitled to (i) an Opinion of Counsel delivered by counsel satisfactory to the Security Trustee stating that such amendment is authorized and permitted pursuant to the Credit Agreement and this Agreement and complies with the terms thereof and hereof or (ii) an Officer’s Certificate of the Borrower stating that such amendment is authorized and permitted pursuant to the Credit Agreement and all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

(b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, III and IV, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

(c) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annex I to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedule I, and the Security Trustee may attach such Annex as supplements to such Schedule; and each reference to such Schedule shall be a reference to such Schedule as so supplemented.

Section 8.02  Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, as follows:

If to Borrower or any other Borrower Group Member:

Genesis Acquisition Limited
Clarendon House
2 Church Street
Hamilton, HM 11
Bermuda

Attention: Company Secretary
Facsimile No.: +1 (441) 292 4720 / 295 1861

For the Security Trustee and the Account Bank:

Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
25 DeForest Avenue, MS 010105
Summit, NJ 07901
Attention: Trust and Securities Services/Structured Finance Services
Facsimile No.: +1 (212) 553-2458

For the Administrative Agent:

Citibank, N.A.
2 Penns Way, Suite 100
New Castle, DE 19720
Attention: Dana Thompson
Facsimile No.: +1 (212) 994-0961

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

Section 8.03 No Waiver; Remedies. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 8.04 Severability; Enforcement. (a)  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

(b) Each Borrower Subsidiary’s grant of a security interest shall be limited so as to secure the Secured Obligations in an amount equal to the largest amount that would not render such grant avoidable, invalid or unenforceable on account of Section 548 of the United States Bankruptcy Code, any applicable provision of comparable state law or any other state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally.

Section 8.05 Continuing Security Interest; Assignments. Subject to Section 8.06(b), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 8.06(b), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent and the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Transaction Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise. No Borrower Group Member may assign or otherwise transfer all or any portion of its obligations hereunder.

Section 8.06 Release and Termination. (a)  Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of this Agreement and the Credit Agreement, the Security Trustee (at the Administrative Agent’s direction) will, at the Borrower’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby, including the release of any and all security deposits, supplemental rent, letters of credit, insurance or other proceeds and all other items related to the released Collateral.

(b) Upon the payment in full in cash of the Secured Obligations (and the expiration or termination of all commitments of the Lenders under the Credit Agreement), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon receipt of a written notice from the Administrative Agent specifying any such termination, the Security Trustee (at the Administrative Agent’s direction) will, at the Borrower’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination (and, as appropriate, redeliver certificates or other instruments representing or evidencing any of the Collateral).

Section 8.07 Limited Recourse. In the event that the direct or indirect assets and proceeds thereof of any Grantor are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Security Trustee or any Secured Party hereunder, to pay in full such claims of the Security Trustee or such Secured Party (as the case may be), then the Security

Trustee or the Secured Party shall have no further claim against the Borrower or the other Grantors in respect of any such unpaid amounts. No recourse under any obligation of the Borrower evidenced by this Agreement shall be had against any shareholder, officer or director of the Borrower, by the enforcement of any assessment or by any proceeding by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement evidences a corporate obligation of the Borrower and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of the Borrower as such, or any of them under or by reason of any of the obligations evidenced by this Agreement, and that any and all personal liability for braches by the Borrower of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by the Security Trustee and the Administrative Agent.

Section 8.08 Governing Law. THIS AGREEMENT SHALL IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE SECURITY TRUSTEE FOR THE BENEFIT OF THE LENDERS AND THE ELIGIBLE COUNTERPARTIES IN THE COLLATERAL, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 8.09 Jurisdiction. (a)  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, LEGAL ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY UNDER OR RELATING TO THIS AGREEMENT IN ANY COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND HEREBY FURTHER WAIVES ANY CLAIM THAT A COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING.

(b) EACH GRANTOR AGREES THAT THE PROCESS BY WHICH ANY SUIT, ACTION OR PROCEEDING IS BEGUN MAY BE SERVED ON IT BY BEING DELIVERED IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING IN THE CITY OF NEW YORK TO PUGLISI & ASSOCIATES, WITH AN OFFICE ON THE DATE HEREOF AT 850 LIBRARY AVENUE, SUITE 204, NEWARK, DELAWARE 19711, AND EACH OF THEM HEREBY APPOINTS PUGLISI & ASSOCIATES ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF SUCH SERVICE OF LEGAL PROCESS.

(c) EACH GRANTOR HEREBY CONSENTS GENERALLY IN RESPECT OF ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH ACTION OR PROCEEDING, INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY

WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH ACTION OR PROCEEDING.

Section 8.10 Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.11 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 8.12 Effectiveness. This Agreement shall be effective when executed and delivered by each party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

Signed as a Deed, GENESIS ACQUISITION LIMITED, as Borrower and Grantor

By:	/s/ John McMahon

Name: John McMahon Title: Director

Security Trust Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Security Trustee and Account Bank

By:	/s/ Eileen M Hughes

Name: Eileen M Hughes Title: Vice President

By:	/s/ William Schwerdtman

Name: William Schwerdtman Title: Associate

Security Trust Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Thomas Hollanan

Name: Thomas Hollanan Title: VP

Security Trust Agreement

SCHEDULE I
Security Trust Agreement

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares Pledged	Percentage of Shares Issued and Outstanding
None

PLEDGED MEMBERSHIP INTERESTS

Borrower	Certificate No.	Percentage of Membership Interests
None

PLEDGED BENEFICIAL INTERESTS

All of the beneficial interests created in the trusts pursuant to each Trust Agreement listed on Schedule I-A attached hereto.

SCHEDULE II
Security Trust Agreement

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF NON-TRUSTEE ACCOUNT HOLDER	ACCOUNT NUMBER

SCHEDULE III
Security Trust Agreement

TRADE NAMES

None

SCHEDULE IV
Security Trust Agreement

JURISDICTION OF ORGANIZATION, CHIEF PLACE OF BUSINESS
AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Name of Grantor	Registered Office and Jurisdiction	Chief Executive Office and Chief Place of Business
Genesis Acquisition Limited	Clarendon House 2 Church Street Hamilton, HM 11 Bermuda	Roselawn House University Business Complex National Technological Park, Limerick, Ireland

SCHEDULE V
Security Trust Agreement

TRUST AGREEMENTS

[None]

EXHIBIT A-1
Security Trust Agreement

[FORM OF COLLATERAL SUPPLEMENT]

Deutsche Bank Trust Company Americas, as Security Trustee
60 Wall Street, 26th Floor
New York, NY 10005
Attention: Trust and Securities Services/Structured Finance Services
[Date]

Attention: _______________________________

Re: Security Trust Agreement, dated as of April 5, 2007

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 5, 2007 among Genesis Acquisition Limited, an exempted company organized and existing under the laws of Bermuda (the “Borrower”), the Borrower Subsidiaries listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Borrower, the “Grantors”), Deutsche Bank Trust Company Americas (“DBTCA”), as Security Trustee and Account Bank, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.18 of the Security Trust Agreement.

The undersigned Grantor hereby confirms that the property listed in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes) with respect to such property.

Attached are (i) a Control Agreement in substantially the form approved in writing by the Administrative Agent from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Notice and Acknowledgment in substantially the form of Exhibit B to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I and II hereto.

This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

Very truly yours, [NAME OF GRANTOR][1]

By:

Name: Title:

Acknowledged and agreed to as of the date first above written: DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Security Trustee and Account Bank

By:

Name: Title:

By:

Name: Title:

[1]	If any Irish incorporated company is a party to this Agreement, use the following execution block:

“Signed Sealed and Delivered
by _____________________
the duly appointed attorney of
[    ]
in the presence of:”

2

ANNEX I
Collateral Supplement

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares Pledged	Percentage of Shares Issued and Outstanding

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interests

PLEDGED MEMBERSHIP INTERESTS1

Issuer	Certificate No.	Percentage of Membership Interests
100%

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II
Collateral Supplement

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF NON-TRUSTEE ACCOUNT HOLDER	ACCOUNT NUMBER

EXHIBIT A-2
Security Trust Agreement

[FORM OF GRANTOR SUPPLEMENT]

Deutsche Bank Trust Company Americas, as Security Trustee
60 Wall Street, 26th Floor
New York, NY 10005
Attention: Trust and Securities Services/Structured Finance Services

[Date]

Attention: _____________________________________

Re: Security Trust Agreement, dated as of April 5, 2007

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 5, 2007 among Genesis Acquisition Limited, an exempted company organized and existing under the laws of Bermuda (the “Borrower”), the Borrower Subsidiaries listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Borrower, the “Grantors”), Deutsche Bank Trust Company Americas, a national banking association (“DBTCA”) as Security Trustee and Account Bank, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to “Grantor” shall also mean and be a reference to the undersigned.

To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties, and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to:

[To be completed as appropriate]

The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests, the Security Collateral, the Beneficial Interest Collateral, the Membership Interest Collateral, the Non-Trustee Account Collateral, the Bank Account Collateral, the Investment Collateral, the Assigned Agreement, the Assigned Agreement Collateral, the Asset Purchase Agreements, the Aircraft Purchase Collateral, the Assigned Leases, the Secured Service Provider Documents, the Servicing Collateral, the Lease Collateral, and the Assigned Documents shall be construed to include a reference to the corresponding Collateral hereunder.

The undersigned hereby agrees, together with the Borrower, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 15.1 of the Credit Agreement.

Attached are (i) a Control Agreement in substantially in the form approved in writing by the Administrative Agent from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Notice and Acknowledgement in substantially the form of Exhibit B to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement, (iii) duly completed copies of Annexes I, II, III and IV hereto [and (iv) an Irish Share Mortgage] [insert if applicable].

2

This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

Very truly yours, [NAME OF GRANTOR][1]

By:

Name: Title:

Acknowledged and agreed to as of the date first above written: DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Security Trustee and Account Bank

By:

Name: Title:

By:

Name: Title:

[1]	If any Irish incorporated company is a party to this Agreement, use the following execution block:

“Signed Sealed and Delivered
by _____________________
the duly appointed attorney of
[    ]
in the presence of:”

3

ANNEX I
Grantor Supplement

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interests

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interests

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II
Grantor Supplement

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF NON-TRUSTEE ACCOUNT HOLDER	ACCOUNT NUMBER

ANNEX III
Grantor Supplement

TRADE NAMES

ANNEX IV
Grantor Supplement

NAME OF GRANTOR	CHIEF EXECUTIVE OFFICE	CHIEF PLACE OF BUSINESS	REGISTERED OFFICE

EXHIBIT B
Security Trust Agreement

FORM OF NOTICE AND ACKNOWLEDGMENT

NOTICE AND ACKNOWLEDGMENT3

From: [Name of Lessor] (the “Lessor”)

To:     [Name of Lessee] (the “Lessee”)

____________ __, _____

Ladies and Gentlemen:

We refer to the lease agreement described on the attached Schedule 1 (as supplemented and amended from time to time, the “Lease Agreement”) relating to one [make and model of aircraft] with manufacturer’s serial number _____ (together with the engines described in the Lease Agreement, the “Aircraft”). All terms defined in the Lease Agreement shall, unless the context otherwise requires, have the same meanings in this Notice and Acknowledgment (this “Notice”).

In accordance with the provisions of the Lease Agreement, we hereby notify you of the following:

1.
By a Security Trust Agreement dated as of April 5, 2007 (the “Security Assignment”) by and among Deutsche Bank Trust Company Americas, as Security Trustee (the “Security Trustee”) and ourselves and the other parties named therein, we have, among other things, assigned and encumbered to the Security Trustee, as security, all of our right, title and interest in and to (a) the Lease Agreement, the other [Operative Documents] and all other agreements (including any side letters, guarantees, subleases or option agreements) entered into in connection with, or relating to, the Lease Agreement (collectively, the “Security Assignment Documents”) and (b) the rent payable under the Lease Agreement and, if any, all letters of credit, supplemental rent, security deposits, other supporting obligations and arrangements, and insurance proceeds, and all proceeds of any of the foregoing (collectively, “Security Amounts”) relating to the Aircraft or the Security Assignment Documents. [In connection with such collateral assignment, the Security Trustee has agreed to execute and deliver to you a Confirmation of Quiet Enjoyment in the form attached hereto as Schedule 2.4 ] The Lessee hereby consents, effective as of the date hereof, to the security assignment in favor of the Security Trustee described in the preceding sentence.

[3]	Subject to modifications because of terms of particular lease or if title to the aircraft will be transferred to a new Aircraft Owning Entity, as may be requested by the Security Trustee.

[4]	Include only if Lease requires acknowledgment of quiet enjoyment.

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2.
GE Commercial Aviation Services Limited (“GECAS”), in its capacity as servicer for the Lessor, will act as Lessor’s attorney-in-fact, servicer and agent for all matters related to the Aircraft, the Security Assignment Documents and the Security Amounts (in such capacity, the “Servicer”). We hereby authorize you, and you agree, to rely upon (and to comply with, where the context calls for such compliance) communications you receive from GECAS (or any successor Servicer whose appointment you receive written notice from the Security Trustee) in connection with the Security Assignment Documents and the Security Amounts as if received from the Lessor, subject in all cases to the rights of the Security Trustee as provided in this Notice.

3.
A copy of all notices you send to the Lessor under the Lease Agreement to GECAS should be sent to the address set forth below (and to any such successor Servicer at the address set forth in such notice of appointment):

GE Commercial Aviation Services Limited
Aviation House
Shannon, County Clare
Ireland
Attention: Company Secretary
Fax: (353) 61-360888
Telephone: (353) 61-706500

with a copy to:

GE Commercial Aviation Services LLC
201 High Ridge Road (Ground Floor)
Stamford, Connecticut 06927
Attention: General Counsel
Fax: (203) 921-0029
Telephone: (203) 961-2985

4.
From and after your receipt of notice from us in the form attached hereto as Schedule 4, as to the dating, release from escrow and effectiveness of this Notice (it being agreed that any period of notice for change of account details set forth in the Lease Agreement is hereby waived), unless and until the Security Trustee otherwise directs in writing, (i) all monies (other than supplemental rent and any security deposit) that are payable by you under the Lease Agreement or any other Security Assignment Document to which the Lessee is a party shall be paid to:

Deutsche Bank Trust Company Americas
ABA No.: [________________]
Account No: [________________]
Account Name: [________________]
Ref: [Name of Lessee]; MSN [   ]

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and (ii) all monies in respect of supplemental rent that are payable by you under the Lease Agreement or any other Security Assignment Document to which the Lessee is a party shall be paid to:

Deutsche Bank Trust Company Americas
ABA No.: [________________]
Account No: [________________]
Account Name: [________________]
Ref: [Name of Lessee]; MSN [   ]

and (iii) all monies in respect of security deposit that are payable by you under the Lease Agreement or any other Security Assignment Document to which the Lessee is a party shall be paid to:

Deutsche Bank Trust Company Americas
ABA No.: [________________]
Account No: [________________]
Account Name: [________________]
Ref: [Name of Lessee]; MSN [   ]

5.
If the Security Trustee delivers to you a written notice that it has exercised its rights under the Security Trust Agreement (a “Relevant Notice”), then you shall thereafter perform, observe and comply with all terms of the Lease Agreement and the other Security Assignment Documents for the benefit of the Security Trustee as if the Security Trustee were named in place of the Lessor in the Security Assignment Documents. After the Security Trustee delivers any Relevant Notice, you shall not recognize the exercise by the Lessor (or GECAS or any successor Servicer) of any of its rights and powers under the Security Assignment Documents unless and until requested to do so by the Security Trustee.

6.
You agree to cause the hull and liability insurance required to be maintained under the Lease Agreement to be endorsed as specified in the attached Schedule 3 and to obtain from your insurance/reinsurance brokers revised certificates of insurance and broker’s letter of undertaking to evidence such endorsements.

7.
You agree that (i) Genesis Acquisition Limited, (ii) GECAS, as servicer, (iii) the Security Trustee for the benefit of the Lenders (as defined in the Security Trust Agreement) and (iv) Genesis Lease Limited are “Indemnitees” for all purposes of the Lease Agreement.

8.	You represent and warrant as follows:[5]

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If the Lessee, having been furnished this form Notice and Acknowledgment, notifies the Servicer that the Lessee is unwilling to provide the representations set forth in this paragraph 8 as written, the Servicer may, without having to obtain the consent of the
(continued...)

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(a)
This Notice and the Security Assignment Documents to which the Lessee is a party have each been duly authorized, executed and delivered by, and constitute a legal, valid and binding agreement of, the Lessee, enforceable against the Lessee in accordance with their respective terms.

(b)
No “Total Loss”, “Event of Loss” or similar event as defined in the Lease Agreement has occurred as to the Aircraft or the related engines, and the Certificate of Airworthiness for the Aircraft remains in full force and effect.

(c)
On the date of this Notice, no “Event of Default” or similar event as defined in the Lease Agreement, or, to the Lessee’s knowledge, event which with the giving of notice or the passage of time or both would mature into an “Event of Default” or similar event, has occurred and is continuing.

(d)
The Lessee is not entitled to any offset against any amounts payable under the Security Assignment Documents and, to the best of the Lessee’s knowledge, the Lessee has no present claim against the Lessor with respect to the Aircraft, the Security Assignment Documents or the Security Amounts.

(e)	The representations and warranties of the Lessee contained in Section [__] of the Lease Agreement are true and correct as of the date hereof.

9.
The identification plates on the Aircraft and the Engines in accordance with Section [___] of the Lease Agreement shall not include any reference to a mortgagee or financing party. [You will as promptly as practicable cause the interest of the Security Trustee in the Lease Agreement to be appropriately noted in the aircraft registry of the country in which the Aircraft is registered and send the Servicer confirmation of the same.][6]

Security Trustee or any other party, accede to such modifications to the terms of this paragraph as the Lessee may reasonably request, provided that in any event the Lessee shall represent that this Notice has been duly authorized, executed and delivered by the Lessee, that each Security Assignment Document to which the Lessee is a party is enforceable against the Lessee in accordance with the terms of such document, that no Total Loss, Event of Loss or similar event has occurred as to the Aircraft or any of its engines, and that no Event of Default (or similar event, following any applicable grace or cure periods) has occurred and is continuing under the Lease Agreement.

[6]	Include only if the applicable aircraft registry would permit such notation to be made.

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This Notice and the authorizations and instructions contained in this Notice are irrevocable unless and until you receive written notice to the contrary from the Security Trustee. The Security Trustee shall not be bound by, nor have any liability for the performance of, any of the Lessor’s obligations under the Security Assignment Documents (whether taken by the Lessor, GECAS or any successor attorney-in-fact and manager) unless expressly agreed to in writing by the Security Trustee following the exercise by the Security Trustee of remedies under the Security Assignment.

Yours faithfully,

For and on behalf of
[NAME OF LESSOR]

ACKNOWLEDGED AND AGREED
this _____ day of _____, 200_

[NAME OF LESSEE]

By:

Name:
Title:

SCHEDULE 1

Lease Agreement
[Description of Lease Agreement]

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SCHEDULE 2

Confirmation of Quiet Enjoyment

From: Deutsche Bank Trust Company Americas,
           as Security Trustee (the “Security Trustee”)

To: [Name of Lessee]
[Address of Lessee]

Attention: ________________________________

__________ __, 20__

Ladies and Gentlemen:

We refer to the lease agreement described on the attached Schedule 1 (as assigned, supplemented and amended from time to time, the “Lease Agreement”), relating to one [make and model of aircraft] bearing manufacturer’s serial number _____ and _____ registration mark ______ (the “Aircraft”). Words and expressions defined in Lease Agreement shall have the same respective meaning when used herein.

In consideration of your consent, acknowledgment and agreements to the Notice and Acknowledgment of Assignment, dated this date, from Lessor to you (the “Notice”), we hereby agree that so long as no Event of Default shall have occurred and be continuing, we will not, directly or indirectly, and will not permit any person claiming by or through us, to take any action that would interfere with Lessee’s rights to quiet and peaceful enjoyment of the Aircraft under the Lease Agreement.1

Yours faithfully,

for and on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Security Trustee

[1]	Text of this paragraph to be conformed to quiet enjoyment provision of the Lease Agreement.

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SCHEDULE 3
Insurance

(A)
Without limiting the requirements of the Lease Agreement, all required hull, spares and hull war risk insurance shall (i) name each “Indemnitee” referred to in paragraph 7 of the Notice and Acknowledgment to which this Schedule is attached as additional insureds and (ii) designate the Security Trustee as the sole loss payee in relation to any total loss.

(B)
All required liability (including war risk liability) insurance shall include (i) the Lessor, (ii) Genesis Acquisition Limited, (iii) GE Commercial Aviation Services Limited, (iv) the Security Trustee, on behalf of the Lenders (as defined in the Security Trust Agreement, (v) Genesis Leasing Limited, (vi) the respective successors and assigns of such parties, and (vii) the respective shareholders, subsidiaries, directors, members, officers, agents, employees and indemnitees of such parties as additional insureds.

For insurance coverage that includes AVN67B (or the substantive equivalent) the following should be identified in the insurance/reinsurance certificates.

Contract Parties:

Genesis Acquisition Limited
Genesis Lease Limited
GE Commercial Aviation Services Limited
Deutsche Bank Trust Company Americas

in each case, with its successor and assigns

Contracts:

1. Credit Agreement dated as of April 5, 2007 among Genesis Acquisition Limited, as Borrower, Genesis Lease Limited, as Manager, the financial institutions set forth on Schedule IV therein, as Lenders, Citibank, N.A., as Administrative Agent, and Deutsche Bank Trust Company Americas, as Security Trustee and Account Bank.

2. Security Trust Agreement dated as of April 5, 2007 among Genesis Acquisition Limited, certain additional grantors identified therein, Citibank, N.A., as Administrative Agent, and Deutsche Bank Trust Company Americas, as Security Trustee and Account Bank.

3. Servicing Agreement dated as of April 5, 2007 between GE Commercial Aviation Services Limited, as Servicer, and Genesis Acquisition Limited.

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SCHEDULE 4

Form of Notice from Lessor that Notice and Acknowledgment is Effective

From:      [Name of Lessor] (the “Lessor”)
[Address of Lessor]

To:         [Name of Lessee] (the “Lessee”)
[Address of Lessee]

Date: __________ __, 200_

Re: Effectiveness of Notice and Acknowledgment

Ladies and Gentlemen:

We refer to the Notice and Acknowledgment between the Lessor and the Lessee that is being held by [Counsel to Genesis Acquisition Limited] on the terms described in the letter from [Name of Escrow Agent] dated __________ __, 200_.

This will confirm that the Notice and Acknowledgment (i) has been dated the date hereof with the account numbers ________ and ________ having been inserted in paragraph 4, (ii) has been released by [Counsel to Genesis Acquisition Limited] and (iii) has become effective.

Very truly yours,

[NAME OF LESSOR]

By:

Name:
Title:

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EXHIBIT C
Security Trust Agreement

[FORM OF DEED OF CHARGE OVER THE IRISH VAT REFUND ACCOUNT]

Draft

Dated ___ April 2007

GENESIS ACQUISITION LIMITED

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

DEED OF CHARGE
OVER A BANK ACCOUNT

A & L Goodbody

THIS DEED OF CHARGE (the Deed) is dated ___ April 2007 and made between

(1)	GENESIS ACQUISITION LIMITED a company formed under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the Chargor); and

(2)	DEUTSCHE BANK TRUST COMPANY AMERICAS in its capacity as security trustee, having an office at 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005-2858 (the Chargee).

RECITALS

The Chargor is the beneficial owner of the Account (as hereinafter defined).

The Chargor has agreed to enter into this Deed for the purposes of securing payment by the Chargor of the Secured Obligations (as hereinafter defined).

NOW THIS INDENTURE WITNESSETH and it is hereby agreed by and between the parties hereto as follows:

ARTICLE IX DEFINITIONS

Section 9.01  In this Deed:

Account means the VAT Refund Account bearing account no. [ ] of the Chargor held with the Bank or any replacement or reinstatement of any such account whether by current account or deposit account;

Account Balance means the balance for the time being standing to the credit of the Account together with all interest thereon and the debt represented thereby;

Bank means [                             ];

Credit Agreement means the credit agreement dated [   ] April 2007 between the Chargor, Genesis Lease Limited, as manager, the financial institutions set forth in Schedule IV thereto as lenders, Citibank N.A., as administrative agent, and Deutsche Bank Trust Company Americas as security trustee and account bank;

Encumbrance means any mortgage, charge, pledge, lien, assignment by way of security, hypothecation, security interest, title retention, preferential right or trust arrangement and any other agreement or arrangement having the effect of security;

Secured Obligations means the Secured Obligations as defined in the Security Trust Agreement;

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Security Period means the period beginning on the date hereof and ending on the date upon which the Chargee has confirmed in writing that all the Secured Obligations which have or may arise have been irrevocably paid and discharged; and

Security Trust Agreement means the security trust agreement dated on or about the date hereof and entered into between, inter alia, the Chargor and the Chargee.

All terms not specifically defined above shall bear the same meanings as are ascribed to them in the Security Trust Agreement.

ARTICLE X INTERPRETATION

Section 10.01 Words and phrases the definition of which is contained or referred to in Section 2 of the Companies Act, 1963 shall be construed as having the meaning thereby attributed to them. Words importing the singular shall include the plural and vice versa and words importing persons shall include corporations.

Section 10.02 References to statutory provisions shall unless the contrary is clearly stated be a reference to statutory provisions operative in Ireland and will be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification) and shall also include any subordinate legislation made from time to time under those provisions.

Section 10.03 Words such as hereunder, hereto, hereof and herein shall unless the context clearly indicates to the contrary refer to the whole of this Deed and not to any particular section or clause thereof.

Section 10.04 Save as otherwise provided herein any reference to a section, clause, paragraph or a sub-paragraph shall be reference to a section, clause, paragraph or a sub-paragraph (as they may be) of this Deed.

Section 10.05 The headings are inserted for convenience only and shall not affect the construction of this Deed.

Section 10.06 Reference to any document includes that document as amended, novated or supplemented from time to time.

ARTICLE XI COVENANT TO PAY AND PERFORM

Section 11.01 The Chargor hereby covenants and undertakes with the Chargee that it shall pay and discharge the Secured Obligations as and when the same become due.

Section 11.02 The Chargor hereby covenants that it shall at all times comply with and observe all terms and conditions applicable to the Account contained in the Security Trust Agreement, the Credit Agreement and this Deed.

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ARTICLE XII CHARGE

Section 12.01  As security for the Secured Obligations the Chargor as beneficial owner hereby charges:

(a)	by way of a first fixed charge in favour of the Chargee all of its present and future right, title and interest in and to the Account and the Account Balance; and

(b)
by way of first floating charge in favour of the Chargee all of its present and future rights, title and interest in and to such of the Account and the Account Balance as may be deemed not have been charged by way of first fixed charge pursuant to clause 4.1.1,

Section 12.02 PROVIDED THAT upon irrevocable payment in full of the Secured Obligations or upon the occurrence of any of the circumstances set out in Section 8.06 of the Security Trust Agreement, the Chargee will forthwith at the request and expense of the Chargor release the Account and the Account Balance to the Chargor. During the continuance of the security created hereby, the Chargor shall not, except with the prior written consent of the Chargee, be entitled to withdraw the whole or part of the Account Balance for any purpose save as provided in the Security Trust Agreement and/or the Credit Agreement.

ARTICLE XIII CONTINUING SECURITY

Section 13.01 The security constituted by this Deed shall be continuing and not satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations but shall secure the ultimate balance of the Secured Obligations. The security hereby given shall be in addition to and shall not be affected by any other Encumbrance now or hereafter held by the Chargee for all or any of the Secured Obligations.

Section 13.02 Where any discharge (whether in respect of the obligations of the Chargor or any security therefor or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation, by virtue of Section 1001 of the Taxes Consolidation Act, 1997 or otherwise without limitation, this Deed shall continue in force as if there had been no such discharge or arrangement.

Section 13.03 The Chargee shall be entitled to concede or compromise in good faith any claim that any such payment, security or other disposition is liable to avoidance or repayment.

Section 13.04 This Deed shall not be affected by any act, omission or circumstance which but for this provision might operate to release or otherwise diminish this Deed or affect such obligations including without limitation and whether or not known to either of the Chargor or the Chargee:

(a)	any time or waiver granted to or composition with any person whatsoever; or

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(b)	the taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any rights, remedies or securities against or granted by any other person whatsoever; or

(c)
any variation of, or extension of the due date for performance of, any term of any agreement or security or any increase in the Secured Obligations to the intent that this Deed shall apply to such term as varied or in respect of the extended due date or such increase; or

(d)
any irregularity, unenforceability, invalidity or frustration of any obligations of any person whatsoever under any agreement or any other document or security, or any present or future law or order of any government or authority (whether of right or in fact) purporting to reduce or otherwise affect any of such obligations, to the intent that this Deed shall remain in full force and be construed accordingly as if there were no such irregularity, unenforceability, invalidity, frustration, law or order; or

(e)	any legal limitation, disability, incapacity or other circumstances relating to any such party or any other person.

Section 13.05 The Chargor waives any right it may have of first requiring the Chargee to proceed against or claim payment from anyone else or enforce any guarantee or security granted by any other person before enforcing this Deed.

Section 13.06 Until all amounts which may be or become payable by the Chargor to the Chargee shall have been irrevocably paid and discharged in full, the Chargee may refrain from applying or enforcing any other security, moneys or rights held or received by the Chargee in respect of such amounts or apply and enforce the same in such manner and order as the Chargee sees fit (whether against such amounts or otherwise) and the Chargor shall not be entitled to the benefit of the same.

Section 13.07 Unless otherwise agreed the Chargor shall not be entitled to any right of contribution or subrogation by virtue of any realisation of this security.

Section 13.08 Deutsche Bank Trust Company Americas, in its capacity as security trustee hereunder, shall be afforded all of the rights, powers, immunities and indemnities set forth in the Security Trust Agreement as if such rights, powers, immunities and indemnities were specifically set forth herein.

ARTICLE XIV PROHIBITION ON ENCUMBRANCES AND DISPOSALS

The Chargor undertakes that (except with the prior written consent of the Chargee or as otherwise provided herein or contemplated by the Security Trust Agreement) during the Security Period it will not except in favour of the Chargee:

Section 14.01 create or permit to subsist any Encumbrance upon all or any part of the Account; or

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Section 14.02 assign, transfer or otherwise dispose of all or any part of the Account.

ARTICLE XVMAINTENANCE OF THE SECURITY

Section 15.01 The Chargor will (if requested by the Chargee and at the cost of the Chargor) institute and maintain all such proceedings as may be necessary or expedient to preserve or protect the interest of the Chargee and the Chargor in the Account.

Section 15.02 The Chargor will (except as the Chargee may otherwise have consented in writing):

(a)	duly perform its obligations under the Security Trust Agreement, the Credit Agreement and this Deed and notify the Chargee of any default thereunder;

(b)
not agree to any variation of any agreement relating to the Account or release any other party thereto from any of their respective obligations thereunder, waive any such obligations, give any consent which may be given thereunder or submit any dispute to arbitration thereunder;

(c)
not exercise any right or power conferred on it by or available to it under or in respect of the Account for any purpose unless and until requested to do so by the Chargee. Upon request by the Chargee, the Chargor will exercise such right or power as the Chargee may direct;

(d)	not accept or make any claim that any agreement relating to the Account has been frustrated or has ceased to be in full force;

(e)	not assign or otherwise dispose of all or any of its rights under any agreement relating to the Account.

ARTICLE XVI ENFORCEMENT OF SECURITY

Section 16.01 The Chargor will not take any action which would result in any sums being paid out of the Account for any purpose save with the prior written authorization of the Chargee. In addition, the Chargor will execute such irrevocable mandates and instructions for payment or otherwise as the Chargee may require in order to ensure that no monies are paid out of the Account save with the prior written authorization of the Chargee. In the event of any conflicting instructions, those of the Chargee shall prevail.

Section 16.02 On or after any of the Secured Obligations have become due, the security hereby created shall become immediately enforceable without any need for demand on or notice to the Chargor and the Chargee may apply the Account Balance in accordance with this Deed. The parties hereby acknowledge that any proceeds from the enforcement of the security created by this Deed shall be applied in accordance with the payment and priority provisions set out in the Credit Agreement.

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Section 16.03 When and at any time after this security becomes enforceable in accordance with clause 8.2, the Chargee shall be entitled without notice immediately to put into force and exercise all the powers and remedies possessed by it according to law as Chargee of the Account as and when it may see fit and in particular:

(a)
to take over or institute all such proceedings in connection with the Account as the Chargee in its absolute discretion thinks fit and to discharge, compound, release or compromise all or any of the Account Balance or claims in respect thereof;

(b)	to take possession of the Account and the Account Balance;

(c)	to implement any contracts relating to the Account, or to agree with any other party thereto to determine the same on such terms and conditions as the Chargee and such party may agree; and

(d)
to utilise some or all of the Account Balance in discharge of the Secured Obligations in accordance with the terms of the Credit Agreement and to perform or cause to be performed all acts and things requisite or desirable according to the law of the country in which the Account is situate for the purpose of giving effect to the exercise of any of the said powers, authorities and discretions.

Section 16.04 The foregoing rights and powers of the Chargee shall be in addition and without prejudice to all statutory rights and powers of the Chargee under the Conveyancing and Law of Property Acts, 1881 to 1911 or otherwise but so that:

(a)	Any statutory power of sale and appointment of a receiver shall be exercisable without the restrictions contained in Section 20 of the Conveyancing and Law of Property Act, 1881;

(b)	Any receiver so appointed shall be agent of the Chargor and the Chargor alone shall be responsible for his acts, defaults or remuneration;

(c)	The restriction on the right of consolidating mortgages contained in Section 17 of the Conveyancing and Law of Property Act, 1881 shall not apply to this Deed or to any other security given; and

(d)	The Chargee shall not be liable to account as mortgagee in possession.

ARTICLE XVII NOTICE AND FURTHER ASSURANCE

The Chargee will give notice to the Bank of the charge contained herein in the form of the relevant part of the First Schedule hereto or in such other form and will procure (so far as it is able) that the Bank acknowledges such notice to the Chargee in the form set out in the Second Schedule or as required by the Chargee. At any time and from time to time upon the written

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request of the Chargee, the Chargor shall execute and deliver any and all such further instruments and documents as the Chargee may require for the purpose of obtaining the full benefit of the charge over the Account and Account Balance effected hereby and of the rights and powers hereby granted.

ARTICLE XVIII POWER OF ATTORNEY

Section 18.01 The Chargor hereby by way of security irrevocably appoints and constitutes the Chargee and any receiver appointed hereunder (the Attorney) but with effect only as and from the date upon which this security becomes enforceable the attorney of the Chargor on its behalf and in the name of the Chargor to do all acts and execute all documents which the Chargor could itself do in relation to the Account or in connection with any of the matters provided for in this Deed including without limitation the execution of any transfer or other assurance or any instructions whatsoever in respect of the Account.

Section 18.02 The Attorney may:

(a)	ask, require, demand, receive and give acquittance for any sum forming part of or in connection with the Account;

(b)	endorse any cheques or other instruments or orders in connection therewith; and

(c)	make any claims or take any action or institute any proceedings which may be necessary or advisable to protect the interest of the Chargee in all or any part of the Account.

ARTICLE XIX  PROTECTION OF THIRD PARTIES

No purchaser or other person dealing with the Chargee or with its attorneys or agents shall be concerned to enquire (i) whether any power exercised or purported to be exercised by it has become exercisable, (ii) whether any money remains due on the security hereby created, (iii) as to the propriety or regularity of any of its or their actions, or (iv) as to the application of any money paid to it. In the absence of malfeasance on the part of such purchaser or other person such dealings shall be deemed so far as regards the safety and protection of such purchaser or other person to be within the powers hereby conferred and to be valid accordingly.

ARTICLE XX  NOTICE

Section 20.01 Any notice to be given or served hereunder shall be in writing and shall be duly expressed to be a notice hereunder and shall be deemed duly given or served if sent by fax at the time of transmission (subject to the correct code or fax number being received) or if posted 48 hours after the time at which it was posted or, if delivered by hand, at the time of delivery if such day is a Business Day or if such day is not a Business Day on the next following Business Day, to the party to whom it is to be given or served at its address hereinafter set out or such other addresses or fax numbers as such party shall have previously communicated for such purpose by notice to the party giving such first-mentioned notice or demand. The address and fax number for service on the parties hereto are

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Chargor:                Genesis Acquisition Limited
Clarendon House
2 Church Street
Hamilton, HM 11, Bermuda
Fax: +1 (441) 292-6720
(Attention: The Company Secretary)

Chargee:               Deutsche Bank Trust Company Americas
60 Wall Street
26th Floor
MS NYC60-2606 New York
New York 10005-2858

Fax: (212) 797-8606
(Attention: Lou Bodi)

Section 20.02 Either party giving or serving a notice hereunder by fax shall, but without prejudice to the validity of the notice given, send a copy of the notice by pre-paid registered post to the other party to that party’s address hereinbefore set out or to such other address as such party shall have previously communicated by notice to the party giving such first mentioned notice.

Section 20.03 All notices given or served pursuant to or otherwise relating to this Deed shall be in the English language.

Section 20.04 Any notice served hereunder shall be deemed to have been received by the party so receiving such notice on the Business Day of such receipt only if the notice has been received during usual business hours on such Business Day, and if the notice is received outside usual business hours it shall be deemed to have been received on the next following Business Day.

ARTICLE XXI ASSIGNMENT

This Deed shall be binding upon the Chargor, its successors and assigns until the security created hereunder is released in accordance with this Deed. The Chargee shall, upon prior written notice to the Chargor, be entitled to assign the benefit of this Deed or any part thereof to any successor trustee appointed in accordance with terms of the Security Trust Agreement. In the event of any such assignment by the Chargee the Chargor shall at the request of the Chargee join in any such assignment so as to cause full beneficial title to the Charge created hereby to be passed to the relevant assignee.

ARTICLE XXII LIMITED RECOURSE AND NON-PETITION

If, upon the Security Trustee having realised the Account and the Account Balance, the net proceeds of realisation are insufficient for the Chargor to discharge the Secured Obligations, then the claims of the Security Trustee in respect of any outstanding amounts and obligations shall be extinguished and the Security Trustee shall not take any further action against the Chargor to

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recover any sum in respect of such amounts and obligations and no debt shall be owed by the Chargor to the Security Trustee in respect of such amounts or obligations. In particular, the Security Trustee or any other party acting on their behalf may not institute, or join with any other person in bringing, instituting or joining, insolvency proceedings (whether court based or otherwise) or for the appointment of an examiner, liquidator or analogous person in relation to the Chargor. This Clause 14 shall not prohibit the Security Trustee from appointing a servicer hereunder or preclude the Security Trustee from proving or claiming in an insolvency of the Chargor.

ARTICLE XXIII REMEDIES CUMULATIVE

The provisions of this Deed and the rights and remedies of the parties under this Deed are cumulative and are without prejudice and in addition to any rights or remedies such party may have at law or in equity; no exercise by a party of any one right or remedy under this Deed, or at law or in equity, shall (save to the extent, if any, provided expressly in this Deed, or at law or in equity) operate so as to hinder or prevent the exercise by it of any other such right or remedy. Each and every right and remedy may be exercised from time to time as often and in such order as may be deemed expedient by the Chargee.

ARTICLE XXIV WAIVER

The rights of each of the parties hereto shall not be prejudiced or restricted by any indulgence or forbearance extended to another party or other parties and no waiver by any party in respect of any breach shall operate as a waiver in respect of any subsequent breach.

ARTICLE XXV FURTHER ASSURANCES

The Chargor shall from time to time execute such further assurances and do such things and afford to the Chargee such assistance as the Chargee may reasonably require for the purpose of vesting in the Chargee or its nominee the full benefit of any assets, rights and benefits to be transferred to the Chargee under this Deed (including, so far as consistent with the terms of this Deed, the benefit of any rights accruing against third parties, whether such rights have or have not accrued or become enforceable at the date of signature hereof) and the registration thereof.

ARTICLE XXVI COUNTERPARTS

This Deed may be executed in more than one counterpart, each of which shall be deemed to constitute an original.

ARTICLE XXVII COSTS

The Chargor shall pay all reasonable legal costs and expenses, including stamp duty, incurred by the Chargee in the preparation, execution and enforcement of this Deed.

ARTICLE XXVIII VARIATION

This Deed may not be released, discharged, supplemented, amended, varied or modified in any manner except by an instrument in writing signed by a duly authorised officer or representative of each of the parties hereto.

ARTICLE XXIX FORBEARANCE

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No failure or delay by the Chargee in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy prevent its further exercise or the exercise of any other right or remedy.

ARTICLE XXXWHOLE AGREEMENT

This Deed (including the documents and instruments referred to herein) supersedes all prior representations, arrangements, understandings and agreements between the parties hereto relating to the subject matter hereof and sets forth the entire complete and exclusive agreement and understanding between the parties hereto relating to the subject matter hereof; no party has relied on any representation, arrangement, understanding or agreement (whether written or oral) not expressly set out or referred to in this Deed.

ARTICLE XXXISEVERABILITY

If any term or provision in this Deed shall be held to be illegal or unenforceable, in whole or in part, such term or provision or part shall to that extent be deemed not to form part of this Deed and the enforceability of the remainder of this Deed shall not be affected.

ARTICLE XXXIIGOVERNING LAW AND JURISDICTION

This Deed shall be governed by and construed in accordance with Irish law and each party agrees to submit to the exclusive jurisdiction of the Courts of Ireland as regards any claim or matter arising under this Deed.

ARTICLE XXXIIILIMITATION OF LIABILITY

It is expressly understood and agreed by the parties hereto that (a) this Deed is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as the Security Trustee in the exercise of the powers and authority conferred and vested in it, (b) nothing herein contained shall be construed as creating any liability on the Security Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Chargor and by any person claiming by, through or under such parties and (c) under no circumstances shall the Security Trustee be personally liable for the payment of any indebtedness or expenses of or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Chargor under this Deed.

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IN WITNESS whereof this Deed has been duly executed on the date first above written.

SIGNED, SEALED AND DELIVERED
for an on behalf of
GENESIS ACQUISITION LIMITED
by its duly appointed attorney
in the presence of:-

SIGNED for and on behalf of
DEUTSCHE BANK TRUST COMPANY AMERICAS
in the presence of:-

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FIRST SCHEDULE

From: Genesis Acquisition Limited (the Chargor)

To:	[ ]

Cc:	Deutsche Bank Trust Company Americas (the Security Trustee)

[                 ] 2007

Dear Sirs,

We hereby give you notice that by a Deed of Charge (the Deed of Charge) dated [                     ], 2007 as the same may be amended, extended, varied, supplemented or replaced from time to time (a copy of which is attached hereto) a first fixed and floating charge was granted by us to the Security Trustee (which shall include it successors and assigns) over all rights, title and interest in and to all sums of money which may now or in the future be held by us with you in account number [             ] designated Non-Trustee Account at [              ] (as replaced or reinstated from time to time, whether by current or deposit account) (the Account), together with all interest from time to time earned thereon and the debts represented by such sums and interest.

Please note that the Security Trustee has been irrevocably appointed by us as our true and lawful attorney to do (inter alia) all acts and things which we could do and to act in relation to the administration or enforcement or attempted enforcement of the Deed of Charge and you are required to follow all instructions that the Security Trustee may give to you in accordance with the terms of the Deed of Charge. In the event of conflicting instructions, those of the Security Trustee shall prevail.

We hereby irrevocably authorise and instruct you in each case subject to the provisions of paragraph 2:-

(a)
to disclose to the Security Trustee without any inquiry by you as to the justification for such disclosure, such information relating to the Account and the sums therein as the Security Trustee may at any time and from time to time, request;

(b)	to hold all sums from time to time standing to the credit of the Account to the order of the Security Trustee;

(c)	to pay or release all or any part of the sums from time to time standing to the credit of the Account in accordance with the written instructions of the Security Trustee at any time or times;

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(d)
to comply with the terms of the written notice or instructions in any way relating to, or purporting to relate to the Deed of Charge, the sums standing to the credit of the Account from time to time or the debts represented thereby which you receive at any time from the Security Trustee without any reference to or further authority from us and without any enquiry by you as to the justification for or validity of such notice or instructions;

(e)	that all service charges and fees with respect to the Account shall be payable by the Chargor, and deposited checks returned for any reason shall not be charged to such account;

(f)
that the Security Trustee shall be entitled to exercise any and all rights of the Chargor in respect of the Account in accordance with the terms of the Security Trust Agreement and that you shall comply in all respects with such exercise. For the avoidance of doubt, in the event of any conflicting instructions or exercise of such rights, the instructions of the Security Trustee or the exercise by the Security Trustee of such rights shall prevail.

Please note that no amount may be withdrawn from the Account without the Security Trustee’s prior written consent.

Please note that these instructions are not to be revoked or varied without the Security Trustee’s prior written consent.

This letter is governed by Irish Law.

Would you please confirm your agreement to the above by sending the attached acknowledgement to the Chargor at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (fax: +1 (441) 292-6720) for the attention of the Directors and to the Security Trustee at 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005-2858 (fax: (212) 797-8606) for the attention of Lou Bodi.

Yours faithfully,

By:

for and on behalf of Genesis Acquisition Limited

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SECOND SCHEDULE

To:	Deutsche Bank Trust Company Americas
60 Wall Street
26th Floor
MS NYC60-2606 New York
New York 10005-2858

Attention: Lou Bodi
Fax: (212) 797-8606

Cc:	Genesis Acquisition Limited
Fax: +1 (441) 292-6720

Dear Sirs,

We confirm receipt from Genesis Acquisition Limited (the Company) of a notice (the Notice) dated [      ] November 2006 of a charge upon the terms of a Deed of Charge dated [                 ] 2007 (the Deed of Charge) of all the Company’s rights, title and interest in and to all sums of money which may now or in the future be held by the Company by us in our account number [     ] at [     ] designated [                 ] (as replaced or reinstated from time to time whether by current or deposit account) (the Account).

We confirm that:-

we accept the instructions and authorisations contained in the Notice and we undertake to act in accordance and comply with the terms of that Notice.;

we have not received notice of the interest of any third party in the Account;

we have neither claimed nor exercised nor will claim nor exercise any security interest, set-off, counterclaim, right of combination of accounts or other rights in respect of the Account the sums therein or the debts represented thereby and all such rights are hereby irrevocably waived by us; and

we shall not permit any amount to be withdrawn from the Account without your prior written consent, save as set out in the terms of the Notice and Deed of Charge.

Yours faithfully,

By:

For and on behalf of [ ]

Date: ___________ 2007

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EXHIBIT D-1
Security Trust Agreement

[FORM OF AIRCRAFT MORTGAGE]

MORTGAGE AND SECURITY AGREEMENT (MSN [_____])

THIS MORTGAGE AND SECURITY AGREEMENT (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [____________], not in its individual capacity but solely as trustee under the Trust Agreement (Aircraft MSN [_____]), dated as of [__________], as grantor (the “Grantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“DBTCA”), as Security Trustee (the “Security Trustee”) under the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 5, 2007, among the Grantor, Genesis Acquisition Limited (the “Borrower”), the additional grantors named therein, Citibank, N.A., as the Administrative Agent (the “Administrative Agent”) and the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Genesis Lease Limited, the financial institutions set forth in Schedule IV therein (the “Lenders”), the Administrative Agent, DBTCA and certain other parties have entered into the Credit Agreement, dated as of April 5, 2007 (the “Credit Agreement”), pursuant to which the Borrower may from time to time borrow one or more Advances from the Lenders and DBTCA has been appointed the Security Trustee and Account Bank;

WHEREAS, the Borrower, the Administrative Agent, the Security Trustee, the Grantor and certain other Borrower Subsidiaries have entered into the Security Trust Agreement in order to secure the payment and performance of all obligations of the Borrower, the Grantor and the other Borrower Subsidiaries under the Transaction Documents;

WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Transaction Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the Airframe and Engines described in Schedule 1 hereto (collectively, the “Aircraft”) and on certain other property and rights relating thereto; and

WHEREAS, the Grantor will derive substantial direct and indirect benefit from the Advance to the Borrower and from the execution, delivery and performance of the Transaction Documents, whether or not the Grantor is a party thereto.

NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Transaction Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:

1. SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, subject to no prior interests of any Person whatsoever except for a lessee under an Initial Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement:

a.	the Aircraft;

b.
all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Aircraft or may be installed in any other aircraft;

c.
all of the Grantor’s right, title and interest in the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Aircraft and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Aircraft, any acceptance certificate, and/or bill of sale relating to the Aircraft, any guaranties, letters of credit or other credit support relating to the Aircraft, and any other certificate, instrument or agreement relating to the Aircraft or a lessee, user or lessor of the Aircraft (collectively, the “Aircraft Documents”);

d.
all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of any condemnation due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above;

e.
all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Transaction Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a “Mortgage Supplement”), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and

f.	all proceeds, howsoever arising, of the foregoing.

BUT EXCLUDING, HOWEVER, the Excluded Payments.

TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.

2. INCORPORATION BY REFERENCE. The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.

3. MISCELLANEOUS

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3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.

3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

3.3 Governing Law. THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS.

3.4 Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.

3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:

If to the Grantor:

[____________]
[____________]
[____________]

If to the Security Trustee:

Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
25 DeForest Avenue, MS 010105
Summit, NJ 07901
Attention: Trust and Securities Services/Structured Finance Services
Facsimile No.: +1 (212) 553-2458

3.6 Trustee. [____________] is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [____________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of

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binding [____________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [____________] solely in the exercise of the powers expressly conferred upon them as trustees under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [____________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [____________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and [____________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.

3.7 Security Trustee. The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.

3.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[____________], not in its individual capacity but solely as Owner Trustee

By:

Name: Title:

SECURITY TRUSTEE:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Security Trustee

By:

Name: Title:

By:

Name: Title:

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APPENDIX A
MORTGAGE AND SECURITY AGREEMENT

DEFINITIONS

For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement, and the following terms have the meanings indicated below:

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Aircraft” means the Airframe together with the Engines.

“Aircraft Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.

“Airframe” has the meaning assigned to such term in Schedule 1 attached hereto.

“Borrower” has the meaning specified in the preamble to this Agreement.

“Borrower Group Member” means the Borrower or any Borrower Subsidiary.

“Borrower Subsidiary” means either or both, as the context may require, of (i) each Subsidiary of the Borrower existing on the Closing Date and listed on Schedule II to the Credit Agreement, and (ii) each other direct or indirect Subsidiary of the Borrower.

“Closing Date” means April 5, 2007.

“Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.

“DBTCA” has the meaning specified in the recital of parties to this Agreement.

“Engines” has the meaning assigned to such term in Schedule 1 attached hereto.

“Excluded Payments” means payments in respect of (i) indemnities payable by a Lessee to [____________] pursuant to a Lease, including any Affiliate, officer, director, employee or agent thereof and (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims paid, or losses suffered, by [____________] (including any Affiliate, officer, director, employee or agent thereof) or the Lessee (or governmental indemnities in lieu thereof) and (iii) any right to enforce and collect the same.

“Grantor” has the meaning specified in the recital of parties to this Agreement.

“Initial Lease” has the meaning set forth in the Credit Agreement.

“Lease” means, with respect to an Aircraft, any aircraft lease agreement, (including, without limitation, any future Lease), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between a Borrower Group Member that owns or leases-in such Aircraft (as Lessor) and a Person that is not a Borrower Group Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Transaction Documents; provided that if, under any sub-leasing arrangement with respect to an Aircraft permitted by the Lease of such Aircraft and executed by the Lessee and a sub-lessee, the Lessor

6

of such Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of such Aircraft, and the sub-lessee shall constitute the related “Lessee” with respect to such Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.

“Lessee” means the Lessee under a Lease.

“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.

“Mortgage Collateral” means the Aircraft, Assigned Leases and other property described in Section 1 hereof and subject to the security interest created by this Agreement.

“Mortgage Supplement” has the meaning assigned to such term in Section 1 hereof.

“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Aircraft.

“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

“Secured Obligations” has the meaning set forth in the Security Trust Agreement.

“Secured Parties” has the meaning set forth in the Security Trust Agreement.

“Security Trust Agreement” has the meaning specified in the preliminary statements to this Agreement.

“Security Trustee” means DBTCA, in its capacity as security trustee under the Security Trust Agreement.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Transaction Documents” has the meaning set forth in the Credit Agreement.

“Trust Agreement” means the Trust Agreement (Aircraft MSN [_____]), dated as of [__________], between the Grantor and the Borrower (as successor to [__________]).

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SCHEDULE 1
MORTGAGE AND SECURITY AGREEMENT

MORTGAGE COLLATERAL

“Airframe” means one (1) [__________] Model [__________] aircraft bearing manufacturer’s serial no. [_____].

“Engines” means two (2) [__________] Model [__________] aircraft engines (each of which engines has 550 or more rated takeoff horsepower or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.

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EXHIBIT D-2
Security Trust Agreement

[FORM OF AIRCRAFT MORTGAGE AND LEASE ASSIGNMENT]

MORTGAGE AND SECURITY AGREEMENT (MSN [_____])

THIS MORTGAGE AND SECURITY AGREEMENT (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [____________], not in its individual capacity but solely as trustee under the Trust Agreement (Aircraft MSN [_____]), dated as of [__________], as grantor (the “Grantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“DBTCA”), as Security Trustee (the “Security Trustee”) under the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 5, 2007, among the Grantor, Genesis Acquisition Limited (the “Borrower”), the additional grantors named therein, Citibank, N.A. (the “Administrative Agent”) and the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Genesis Acquisition Limited, the financial institutions set forth in Schedule IV therein (the “Lenders”), the Administrative Agent, DBTCA and certain other parties have entered into the Credit Agreement, dated as of April 5, 2007 (the “Credit Agreement”), pursuant to which the Borrower may from time to time borrow one or more Advances from the Lenders and DBTCA has been appointed the Security Trustee and Account Bank;

WHEREAS, the Borrower, the Administrative Agent, the Security Trustee, the Grantor and certain other Borrower Subsidiaries have entered into the Security Trust Agreement in order to secure the payment and performance of all obligations of the Borrower, the Grantor and the other Borrower Subsidiaries under the Transaction Documents;

WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Transaction Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the Airframe and Engines described in Schedule 1 hereto (collectively, the “Aircraft”) and by granting to the Security Trustee a Lien on and security interest in its rights under the Initial Lease described in Schedule 1 hereto and on certain other property and rights relating thereto; and

WHEREAS, the Grantor will derive substantial direct and indirect benefit from the Advance to the Borrower and from the execution, delivery and performance of the Transaction Documents, whether or not the Grantor is a party thereto.

NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Transaction Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:

1. SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, subject to no prior interests of any Person whatsoever except for a lessee under an Initial Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement:

a. the Aircraft;

b. all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Aircraft or may be installed in any other aircraft;

c. all of the Grantor’s right, title and interest in the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Aircraft and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Aircraft or any Assigned Lease or Assigned Head Lease, any lease assignments, novations or assumption agreements, relating to the Aircraft or any Assigned Lease or Assigned Head Lease, any acceptance certificate, and/or bill of sale relating to the Aircraft or any Assigned Lease, any guaranties, letters of credit or other credit support relating to the Aircraft or any Assigned Lease or Assigned Head Lease, and any other certificate, instrument or agreement relating to the Aircraft or a lessee, user or lessor of the Aircraft (collectively, the “Aircraft Documents”);

d. all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of any condemnation due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above;

e. the Initial Lease and each other Lease of an Aircraft, whether or not owned by the Grantor, under which the Grantor is or may from time to time be the Lessor, together with any and all Aircraft Documents relating to such Lease (any such Leases and Aircraft Documents being referred to individually as, an “Assigned Lease,” and collectively as the “Assigned Leases”) and each Head Lease to which the Grantor is a party as lessor or lessee and all Aircraft Documents relating to such Head Lease (any such Head Leases and Aircraft Documents being referred to individually as, an “Assigned Head Lease,” and collectively as, “Assigned Head Leases”), including without limitation (A) all rights of the Grantor to all Lease Payments, however denominated, under such Assigned Leases and Assigned Head Leases, (B) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to or with respect to such Assigned Leases and Assigned Head Leases, (C) claims of the Grant or for damages arising out of

2

or for breach or default under such Assigned Leases and Assigned Head Leases, (D) all rights of the Grantor to receive and any and all rights to amend, waive, modify and give notices, approvals and consents under such Assigned Leases and Assigned Head Leases, (E) all rights of the Grantor under any such Assigned Lease with respect to any sublease of any such Aircraft or, in the case of an Assigned Head Lease, the Lease of the Aircraft subject to such Assigned Head Lease, (F) all rights of the Grantor to terminate such Assigned Leases or Assigned Head Leases and to compel performance of, and otherwise to exercise all remedies under, any such Assigned Lease or Assigned Head Lease, whether arising under such Assigned Leases or Assigned Head Leases or by statute or at law or in equity, (G) all rights of the Grantor to possession of any Aircraft under an Assigned Head Lease and (H) all other rights and property of the Grantor included therein together with all payments, including without limitation all rent, damages, expenses, indemnities and other amounts due to the Grantor (or any person claiming by, through or under the Grantor) thereunder;

f. all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Transaction Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a “Mortgage Supplement”), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and

g. all proceeds, howsoever arising, of the foregoing.

BUT EXCLUDING, HOWEVER, the Excluded Payments.

TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.

2. INCORPORATION BY REFERENCE. The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.

3. MISCELLANEOUS

3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.

3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

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3.3 Governing Law. THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS.

3.4 Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.

3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:

If to the Grantor:

[____________]
[____________]
[____________]

If to the Security Trustee:

Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
25 DeForest Avenue, MS 010105
Summit, NJ 07901
Attention: Trust and Securities Services/Structured Finance Services
Facsimile No.: +1 (212) 553-2458

3.6 Trustee. [____________] is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [____________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding [____________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [____________] solely in the exercise of the powers expressly conferred upon them as trustees under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [____________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [____________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and [____________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.

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3.7 Security Trustee. The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.

3.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[_________________________], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

SECURITY TRUSTEE:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Security Trustee

By:
Name:
Title:

By:
Name:
Title:

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APPENDIX A
MORTGAGE AND SECURITY AGREEMENT

DEFINITIONS

For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement, and the following terms have the meanings indicated below:

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Aircraft” means the Airframe together with the Engines.

“Aircraft Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.

“Airframe” has the meaning assigned to such term in Schedule 1 attached hereto.

“Assigned Leases” has the meaning specified in Section 1 of this Agreement.

“Borrower” has the meaning specified in the preamble to this Agreement.

“Borrower Group Member” means the Borrower or any Borrower Subsidiary.

“Borrower Subsidiary” means either or both, as the context may require, of (i) each Subsidiary of the Borrower existing on the Closing Date and listed on Schedule II to the Credit Agreement, and (ii) each other direct or indirect Subsidiary of the Borrower.

“Closing Date” means April __, 2007.

“Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.

“DBTCA” has the meaning specified in the recital of parties to this Agreement.

“Engines” has the meaning assigned to such term in Schedule 1 attached hereto.

“Excluded Payments” means payments in respect of (i) indemnities payable by a Lessee to [____________] pursuant to a Lease, including any Affiliate, officer, director, employee or agent thereof and (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims paid, or losses suffered, by [____________] (including any Affiliate, officer, director, employee or agent thereof) or the Lessee (or governmental indemnities in lieu thereof) and (iii) any right to enforce and collect the same.

“Grantor” has the meaning specified in the recital of parties to this Agreement.

“Head Lease” means any lease of an Aircraft from the Grantor to a Leasing Subsidiary.

“Initial Lease” has the meaning assigned to such term in Schedule 1 attached hereto.

“Lease” means, with respect to an Aircraft, any aircraft lease agreement, (including, without limitation, any future Lease), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between a Borrower Group Member that owns or leases-in such Aircraft (as Lessor) and a Person that is not a Borrower Group

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Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Transaction Documents; provided that if, under any sub-leasing arrangement with respect to an Aircraft permitted by the Lease of such Aircraft and executed by the Lessee and a sub-lessee, the Lessor of such Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of such Aircraft, and the sub-lessee shall constitute the related “Lessee” with respect to such Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.

“Lease Payments” means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease or a Head Lease, and all rights of Grantor to receive moneys due and to become due under or pursuant to such Lease or Head Lease, including, without limitation, Rent Payments, Supplemental Rent and Security Deposits.

“Leasing Subsidiaries” means any special purpose entities (i) to which the Borrower or the Grantor may lease the Aircraft, (ii) which are lessors under Leases of the Aircraft to a Lessee and (iii) which are wholly owned directly or indirectly by the Borrower.

“Lessee” means the Lessee under a Lease.

“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.

“Mortgage Collateral” means the Aircraft, Assigned Leases and other property described in Section 1 hereof and subject to the security interest created by this Agreement.

“Mortgage Supplement” has the meaning assigned to such term in Section 1 hereof.

“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Aircraft.

“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

“Rent Payments” means all payments of basic rent under a Lease that are payable in respect of periods specified under such Lease.

“Secured Obligations” has the meaning set forth in the Security Trust Agreement.

“Secured Parties” has the meaning set forth in the Security Trust Agreement.

“Security Deposits” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease.

“Security Trust Agreement” has the meaning specified in the preliminary statements to this Agreement.

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“Security Trustee” means DBTCA, in its capacity as security trustee under the Security Trust Agreement.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Supplemental Rent” means additional rent (whether called additional rent, supplemental rent, utilization rent, maintenance reserve or any similar term) payable under a Lease based on hours or cycles of operation of the airframe, engines, life-limited engine parts, landing gear and/or auxiliary power unit of an Aircraft, and with respect to maintenance of which the lessor under the Lease may have a maintenance contribution obligation measured in part by or with reference to such additional rent.

“Transaction Documents” has the meaning set forth in the Credit Agreement.

“Trust Agreement” means the Trust Agreement (Aircraft MSN [_____]), dated as of [__________], between the Grantor and the Borrower (as successor to [__________]).

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SCHEDULE 1
MORTGAGE AND SECURITY AGREEMENT

MORTGAGE COLLATERAL

“Airframe” means one (1) [__________] Model [__________] aircraft bearing manufacturer’s serial no. [_____].

“Engines” means two (2) [__________] Model [__________] aircraft engines (each of which engines has 550 or more rated takeoff horsepower or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.

“Initial Lease” means any now existing or after-acquired lease agreement between the Grantor, as lessor, and any lessee in force with respect to the Aircraft, including, but not limited to, the following:

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EXHIBIT D-3
Security Trust Agreement

[FORM OF FAA LEASE SECURITY ASSIGNMENT]

THIS FAA LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Assignment”), dated as of [__________], is made by and between [____________], not in its individual capacity but solely as trustee under the Trust Agreement (Aircraft MSN [_____]), dated as of [__________], as grantor (the “Grantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“DBTCA”), as the Security Trustee (the “Security Trustee”) under the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 5, 2007, among the Grantor, Genesis Acquisition Limited (the “Borrower”), the additional grantors named therein, Citibank N.A. as administrative agent (the “Administrative Agent”) and the Security Trustee. All capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Credit Agreement (the “Credit Agreement”), dated as of April 5, 2007, among the Borrower, Genesis Lease Limited as manager (the “Manager”), other financial institutions as lenders (the “Lenders”), the Administrative Agent, and Deutsche Bank Trust Company Americas as Security Trustee and Account Bank (“DBTCA”).

WITNESSETH:

WHEREAS, the Borrower, DBTCA, the Administrative Agent, the Lenders and the Manager have entered into the Credit Agreement pursuant to which the Borrower may from time to time borrow one or more Advances from the Lenders and DBTCA has been appointed the Trustee; and

WHEREAS, the Borrower indirectly owns all of the beneficial interest in the Grantor; and

WHEREAS, it is a condition precedent to the Advance to the Borrower that the Grantor assign to the Security Trustee the Lease Agreement as more fully described on Schedule 1 hereto, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto (the “Assigned Lease”); and

WHEREAS, the Grantor will derive substantial direct and indirect benefit from the Advance and from the Transaction Documents;

NOW THEREFORE, the Grantor hereby agrees as follows with the Security Trustee for the benefit of the Secured Parties:

1. The Grantor hereby bargains, sells, transfers and conveys to the Security Trustee, for the benefit of the Secured Parties, and grants to the Security Trustee for the benefit of the Secured Parties, a first priority security interest in and to the Assigned Lease, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto, together with all of the Grantor’s rights as lessor thereunder including without limitation: (i) all rights, if any, under § 1110 of the Bankruptcy Code of the United States or any statute of similar import (whether of the United States or any other jurisdiction and whether now in effect or hereinafter enacted); (ii) all rights to receive payment of insurance proceeds and payments with respect to any manufacturer’s warranty, in each case payable with respect to the aircraft, the aircraft engines or other property which is the subject of the Assigned Lease; and (iii) upon the occurrence of an Event of Default to demand, collect, receive and retain all rent and other sums which may from time to time become payable under or in connection with the Assigned Lease.

2. The Grantor represents and warrants that:

(a) The Assigned Lease is in full force and effect;

(b) There has occurred no event under the Assigned Lease which constitutes a default or event of default thereunder or which with the giving of notice or lapse of time or both would constitute a default thereunder;

(c) No rent or other sum payable under the Assigned Lease has been prepaid;

(d) The Assigned Lease is the entire agreement of lease with respect to the aircraft, aircraft engines and other property which are the subject thereof, and the Assigned Lease has not been amended, supplemented, or modified nor has any provision thereof been waived by either party thereto;

(e) By this assignment, the Security Trustee assumes none of the obligations of the lessor under the Assigned Lease and lessor shall remain solely responsible for the performance of each and every term and provision of the Assigned Lease on its part to be performed; and

(f) Upon the occurrence and continuation of an Event of Default and in addition to any other rights and remedies provided in the Credit Agreement or arising by operation of law, the Security Trustee may send notice to the lessee under the Assigned Lease demanding that such lessee perform all obligations required to be performed thereunder including, but not limited to, the obligation to pay all rent and other sums which may thereafter become payable under the Assigned Lease, solely to and for the benefit of the Security Trustee to the exclusion of Grantor and any other party who may claim entitlement to the payment thereof.

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IN WITNESS WHEREOF, the undersigned have executed or caused this Assignment to be executed on the day and year first written above.

GRANTOR:	[____________], not in its individual capacity but solely as Owner Trustee

By:
Name: Title:

SECURITY TRUSTEE:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Security Trustee

By:
Name: Title:

By:
Name: Title:

SCHEDULE 1
FAA LEASE SECURITY ASSIGNMENT

DESCRIPTION OF LEASE AGREEMENT

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EXHIBIT E
Consent and Agreement

[FORM OF CONSENT AND AGREEMENT]

CONSENT AND AGREEMENT

_____________, 200_

[Name of the Grantor]

Ladies and Gentlemen:

Reference is made to the agreement between you and the Grantor dated _____________ (the “Assigned Document”).

Pursuant to the Security Trust Agreement, dated April 5, 2007 (the “Security Trust Agreement”), between the Grantor, certain other Grantors, Citibank, N.A., as Administrative Agent and Deutsche Bank Trust Company Americas, as the Security Trustee and the Account Bank (the “Security Trustee”), the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the “Collateral”): all of such Grantor’s right, title and interest in and to the Assigned Document, including without limitation all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Document, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Document, claims of such Grantor for damages arising out of or for breach or default under the Assigned Document and the right of such Grantor to terminate the Assigned Document, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Document or by statute or at law or in equity. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Assigned Document. Further, you hereby agree with the Security Trustee that:

(a) You will make all payments to be made by you under or in connection with the Assigned Document directly to the Collections Account or otherwise in accordance with the instructions of the Security Trustee.

(b) The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Document in accordance with the terms of the Security Trust Agreement, and you will comply in all respects with such exercise.

(c) You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Document or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Document.

This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.

This Consent and Agreement shall in all respects, be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours, [NAME OF GRANTOR]

By:
Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as the Security Trustee

By:
Name: Title:

By:
Name: Title:

Acknowledged and agreed to as of the date first above written: [NAME OF OBLIGOR]
By:
Name: Title:

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